Exhibit 10.2

EXECUTION VERSION

AMENDED AND RESTATED SECURITY TRUST AND

GUARANTEE AGREEMENT

Dated as of May 6, 2013

among

AVOLON AEROSPACE (WAREHOUSE 1) LIMITED

and

THE ADDITIONAL GRANTORS REFERRED TO HEREIN

as the Grantors and the Guarantors

and

DEUTSCHE BANK TRUST COMPANY AMERICAS

as the Administrative Agent

and

THE BANK OF NEW YORK MELLON

as Collateral Agent and as Account Bank

i

SCHEDULES
Schedule I	Pledged Stock, Pledged Beneficial Interest, Pledged Membership Interest and Pledged Debt
Schedule II	Jurisdiction of Organization, Chief Place of Business and Chief Executive or Registered Office
Schedule III	Trust Agreements
Schedule IV	Aircraft Collateral
Schedule V	Commercial Tort Claims

ii

Page
EXHIBITS
Exhibit A	RESERVED
Exhibit B-1	Form of Collateral Supplement
Exhibit B-2	Form of Grantor Supplement
Exhibit C	[Reserved]
Exhibit D	Form of Notice and Acknowledgment

iii

AMENDED AND RESTATED SECURITY TRUST AND GUARANTEE AGREEMENT

This AMENDED AND RESTATED SECURITY TRUST AND GUARANTEE AGREEMENT (this “Agreement”), dated as of May 6, 2013, is made among AVOLON AEROSPACE (WAREHOUSE 1) LIMITED, an exempted company incorporated under the laws of the Cayman Islands (the “Borrower”), the Aircraft Owning Entities, the Applicable Intermediaries and other direct or indirect Subsidiaries of the Borrower listed on the signature pages of, or who otherwise become grantors under, this Agreement (each, a “Borrower Subsidiary”; such Borrower Subsidiaries, together with the Borrower, each a “Grantor” and collectively, the “Grantors”), DEUTSCHE BANK TRUST COMPANY AMERICAS (“DBTCA”), as administrative agent under the Credit Agreement defined and described below (in such capacity, the “Administrative Agent”), and THE BANK OF NEW YORK MELLON as Collateral Agent and as Account Bank.

PRELIMINARY STATEMENTS:

(1) The Borrower, the Administrative Agent, the Collateral Agent and the Account Bank have entered into that certain Third Amended and Restated Credit Agreement dated as of May 6, 2013 (as amended, restated, supplemented and/or otherwise modified from time to time pursuant to the terms thereof, the “Third Amended and Restated Credit Agreement” or “Credit Agreement”), among the Borrower, Avolon Aerospace Leasing Limited, individually (“Avolon”) and as servicer (Avolon, or any successor servicer appointed pursuant to Section 12.3 of the Credit Agreement, the “Servicer”), the financial institutions identified therein as Class A Lenders and the other financial institutions that become parties thereto as Class A Lenders (together with any permitted successors and assigns, the “Class A Lenders”), the Administrative Agent, the Primary Funding Agent, the Other Funding Agents, the Collateral Agent and the Account Bank.

(2) Pursuant to the Credit Agreement, the Borrower may from time to time borrow one or more Advances from the Class A Lenders.

(3) The Borrower will be the owner, directly or indirectly, of all of the beneficial interests in certain Borrower Subsidiaries, all of the membership interests in certain Borrower Subsidiaries and all of the outstanding shares of capital stock of the other Borrower Subsidiaries, all as described in the attached Schedule I, as such Schedule I is amended, restated, supplemented or otherwise modified from to time in accordance with the terms hereof.

(4) The Borrower Subsidiaries are, or may from time to time be, parties to lease and sub-lease contracts (and the Servicing Agreement) with respect to the Additionally Funded Aircraft.

(5) The Borrower and the Borrower Subsidiaries may from time to time grant additional security for the benefit of the Secured Parties.

(6) It is a condition precedent to the borrowing of any Advance by the Borrower that each Grantor grant the security interests required by this Agreement and each Borrower Subsidiary guarantee the Secured Obligations (as such term is defined below).

(7) Each Grantor will derive substantial direct and indirect benefit and value from the Borrower’s borrowing of the Advances and from the Transaction Documents.

(8) BNYM is willing to act as Collateral Agent and as the Account Bank under the Credit Agreement and under this Agreement.

NOW, THEREFORE, in consideration of the premises, each Grantor hereby agrees with the Collateral Agent for its benefit and the benefit of the Secured Parties as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Definitions. (a) Certain Defined Terms. For the purposes of this Agreement, the following terms have the meanings indicated below:

“Account Bank” means, for purposes of this Agreement and the other Transaction Documents, BNYM, in its capacity as account bank, together with any of its permitted successors and assigns in such capacity.

“Accounts Receivable” means, with respect to any Grantor, all of such Grantor’s now owned or hereafter acquired or arising accounts, as defined in the UCC, including any rights to payment for the sale or lease of goods or rendition of services, whether or not they have been earned by performance.

“Additional Grantor” has the meaning specified in Section 9.01(b).

“Administrative Agent” has the meaning specified in the recital of parties to this Agreement.

“Agreement” has the meaning specified in the recital of parties to this Agreement.

“Aircraft Collateral” has the meaning specified in Section 2.01(a).

“Annual Opinion Jurisdiction” means each of (i) New York, (ii) Ireland, (iii) the Cayman Islands, and (iv) with respect only to the perfection of security interests that may be perfected by filing a financing statement in such jurisdiction, the District of Columbia.

“Applicable Aviation Authority” means any Government Entity that has responsibility for the supervision of civil aviation and/or the registration and operations of civil aircraft.

“Applicable Law” means, with respect to any Person, all laws, rules, regulations and orders of governmental or regulatory authorities applicable to such Person, including, without limitation, the regulations of each Applicable Aviation Authority applicable to such Person or, with respect to a Lessee under a Lease, to the Funded Aircraft operated by it.

“Assigned Agreement Collateral” has the meaning specified in Section 2.01(g)(i).

“Assigned Agreements” has the meaning specified in Section 2.01(g).

“Assigned Documents” means, collectively, the Assigned Agreements, the Assigned Leases, the Servicing Agreement, the Purchase Agreement, and the Hedge Agreements.

“Assigned Leases” has the meaning specified in Section 2.01(h).

“Associated Rights” has the meaning assigned to such term in the Cape Town Convention.

“Avolon” has the meaning specified in the Preliminary Statements.

“Bank Account” means any of the Borrower Funding Account, the Collection Account, the Security Deposit Account, the Maintenance Reserves Account, and the Irish VAT Refund Account, and all other bank and similar accounts established with BNYM relating to Collections with respect to the Aircraft and the Leases (whether now existing or hereafter established).

“Bank Account Collateral” has the meaning specified in Section 2.01(e).

“Beneficial Interest Collateral” has the meaning specified in Section 2.01(c).

“BNYM” means The Bank of New York Mellon, in its respective capacities as expressly provided herein.

“Borrower” has the meaning specified in the recital of parties to this Agreement.

“Borrower Group Member” means the Borrower or a Borrower Subsidiary.

“Borrower Subsidiary” has the meaning specified in the recital of parties to this Agreement.

“Certificated Security” means a certificated security as defined in Section 8-102(a)(4) of the UCC.

“Class A Lenders” has the meaning specified in the Preliminary Statements.

“Collateral” has the meaning specified in Section 2.01.

“Collateral Agent” means, for purposes of this Agreement and the other Transaction Documents, BNYM, in its capacity as collateral agent, together with any of its permitted successors and assigns in such capacity.

“Collateral Supplement” means a supplement to this Agreement in substantially the form attached as Exhibit B-1 executed and delivered by a Grantor.

“Commercial Tort Claim” means any “commercial tort claim” as defined in Section 9-102(a)(13) of the UCC.

“Control” has the meaning specified in Section 2.20.

“Corporate Trust Office” means the office of the Collateral Agent or Account Bank at which at any particular time its corporate trust business shall be principally administered, which office at the date of the execution of this instrument is located at 101 Barclay Street, 8W, New York, New York 10286, Attention: Corporate Trust Division - Corporate Finance Unit, or such other address as the Collateral Agent or Account Bank may designate from time to time by notice to the Borrower and the Administrative Agent, or the principal corporate trust office of any successor Collateral Agent or Account Bank (or such other address as such successor Collateral Agent or Account Bank may designate from time to time by notice to the Borrower and the Administrative Agent).

“Credit Agreement” has the meaning set forth in the Preliminary Statements.

“DBTCA” has the meaning specified in the recital of parties to this Agreement.

“Dollar(s)” and the sign “$” mean lawful money of the United States of America.

“Eligible Institution” means (a) BNYM, in its capacity as Collateral Agent, so long as it (i) has either (A) a long-term unsecured debt rating of AA- (or the equivalent) or better by each Rating Agency or (B) a short-term unsecured debt rating of at least A-1 by Standard & Poor’s and P-1 by Moody’s and (ii) can act as a securities intermediary under (and as defined in) the UCC; (b) any bank organized under the laws of the United States of America or any state thereof, or the District of Columbia (or any branch of a foreign bank licensed under any such laws), so long as it (i) has either (A) a long-term unsecured debt rating of AA (or the equivalent) or better by each Rating Agency or (B) a short-term unsecured debt rating of at least A-1+ by Standard & Poor’s and P-1 by Moody’s and (ii) can act as a securities intermediary under (and as defined in) the UCC; and (c) any other foreign bank or financial institution reasonably acceptable to the Administrative Agent (acting at the direction of the Class A Requisite Lenders, acting reasonably).

“Excluded Assets” means (i) Excluded Payments, (ii) all distributions and dividends or other payments that are received as a result of a distribution in accordance with Section 8.1(e) of the Credit Agreement, (iii) proceeds from the issuance of the ordinary share capital of the Borrower and each Borrower Subsidiary that is a company incorporated in the Cayman Islands (but with the amount excluded from the Collateral pursuant to this clause (iii) of this definition in respect of each such entity not to exceed $250), (iv) any transaction fee paid to Borrower or any Borrower Subsidiary that is a company incorporated in the Cayman Islands (but with the amount excluded from the Collateral pursuant to this clause (iv) of this definition in respect of each such entity not to exceed $250), (v) each bank account in the Cayman Islands in which any proceeds and fees referred to in clauses (iii) and (iv) are deposited or credited (but it being understood that to the extent that any such account were to contain amounts in excess of the amounts excluded from the Collateral pursuant to clauses (iii) and (iv), such amounts in excess are not excluded from the Collateral pursuant to this clause (v)) and (vi) any interest on such proceeds and fees.

“Excluded Payments” means, with respect to any Aircraft, its related Lease and the Related Security, (i) indemnity or similar payments (whether or not payable as supplemental rent) paid or payable by the Lessee under such Lease to the indemnitee or other payee entitled thereto pursuant to such Lease or any related agreements (unless such indemnitee or other payee is a Borrower Group Member or had previously been reimbursed pursuant to Section 8.1(e) of the Credit Agreement for any expense or loss related to such indemnity or similar payments), (ii) proceeds of public liability insurance in respect of the Aircraft payable as a result of insurance claims made, or losses suffered, by the indemnitee or payee entitled thereto (unless the recipient of such proceeds is a Borrower Group Member or had previously been reimbursed pursuant to Section 8.1(e) of the Credit Agreement for any expense or loss related to the payment of such proceeds), (iii) any interest paid or payable on any amounts described in clauses (i) and (ii) of this definition, and (iv) the proceeds from the enforcement by the relevant Aircraft Owning Entity or other indemnitee or payee of the payment of any amount described in clauses (i) through (iii) of this definition.

“Government Security” means any security that is issued or guaranteed by the United States of America or an agency or instrumentality thereof and that is maintained in book-entry on the records of the any Federal Reserve Bank Branch and is subject to the Revised Book-Entry Rules.

“Grantor” has the meaning specified in the recital of parties to this Agreement.

“Grantor Supplement” means a supplement to this Agreement in substantially the form attached as Exhibit B-2 executed and delivered by a Grantor.

“Guarantee” has the meaning specified in Section 8.02.

“Guarantor” has the meaning specified in Section 8.01.

“Hedge Agreement Collateral” has the meaning specified in Section 2.01(k).

“Instrument” means any “instrument” as defined in Section 9-102(a)(47) of the UCC.

“Intercompany Obligations” means the obligations of any Borrower Subsidiary to the Borrower.

“Investment Collateral” has the meaning specified in Section 2.01(f).

“Lease Assignment Documents” means, in respect of any Assigned Lease, (a) any agreement providing for the novation thereof to substitute, or the assignment thereof to, a Borrower Subsidiary as the Lessor, (b) any agreement or instrument supplemental to this Agreement for the purpose of effecting and/or perfecting the assignment of, and the grant of a lien upon, such Assigned Lease (and Associated Rights) in favor the Collateral Agent under any Applicable Law, (c) any notice provided to the Lessee thereof of the assignment thereof pursuant to this Agreement and/or such supplement, (d) any acknowledgment of such assignment by such Lessee and (e) any undertaking of quiet enjoyment given by the Collateral Agent in respect thereof, in each case as such may be amended, restated and/or otherwise modified from time to time.

“Lease Collateral” has the meaning specified in Section 2.01(h).

“Letter of Credit” means any “letter of credit” as defined in Section 5-102 of the UCC.

“Letter of Credit Right” means any “letter of credit right” as defined in Section 9-102(a)(51) of the UCC.

“Membership Interest Collateral” has the meaning specified in Section 2.01(d).

“Officer’s Certificate” means a certificate signed by, with respect to any Person, any authorized officer, director, trustee or equivalent representative of such Person.

“Opinion of Counsel” means a written opinion of counsel, who may be counsel for the Borrower, and who shall be reasonably acceptable to the Collateral Agent and Administrative Agent (acting at the direction of the Class A Requisite Lenders).

“Pledged Beneficial Interests” means the beneficial interests identified in any of Schedule I, any Collateral Supplement or any Grantor Supplement.

“Pledged Debt” means the Intercompany Obligations and the indebtedness identified in any of Schedule I, any Collateral Supplement or any Grantor Supplement.

“Pledged Membership Interests” means the membership interests identified in any of Schedule I, any Collateral Supplement or any Grantor Supplement.

“Pledged Stock” means the shares of capital stock identified in any of Schedule I, any Collateral Supplement or any Grantor Supplement.

“Purchase Agreement” has the meaning assigned to the term “Avolon-Borrower Purchase Agreement” in the Credit Agreement and shall include all other agreements, assignments, documents, bills of sale or other instruments forming a part of the transaction documents with respect thereto, including without limitation the Deed of Tax Indemnity (as defined in the Purchase Agreement).

“Relevant Collateral” has the meaning specified in Section 2.09(a).

“Rental Payments” means all rental and lease payments and other amounts equivalent to a rental or lease payment payable by or on behalf of an Obligor (including, for the purposes hereof, an Applicable Intermediary) under a Lease and other Associated Rights therein or related thereto, including any payments pursuant to a contractual option granted by the Lessor or owner (including pursuant to a conditional sale agreement) as to the purchase of the applicable Aircraft.

“Responsible Officer” means, with respect to the Collateral Agent or Account Bank, any officer assigned to the Corporate Trust Division - Corporate Finance Unit (or any successor division or unit) of the Collateral Agent or Account Bank located at the Corporate Trust Office of the Collateral Agent or Account Bank, who shall have direct responsibility for the administration of this Agreement.

“Revised Book-Entry Rules” means 31 C.F.R. § 357 (Treasury bills, notes and bonds); 12 C.F.R. § 615 (book-entry securities of the Farm Credit Administration); 12 C.F.R. § 987 (book-entry procedures for Consolidated Obligations); 24 C.F.R. § 81 (book-entry securities of the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation); 12 C.F.R. § 1511 (book-entry securities of the Resolution Funding Corporation or any successor thereto); 24 C.F.R. § 350 (book-entry Ginnie Mae Securities); and 31 C.F.R. § 354 (book-entry securities of the Student Loan Marketing Association); and any substantially comparable book-entry rules of any other Federal agency or instrumentality of the United States.

“Secured Obligations” means the Obligations under, and as defined in, the Credit Agreement.

“Secured Party” means any of or, in the plural form, all of the Administrative Agent, the Collateral Agent, the Account Bank, each Funding Agent and each Lender.

“Securities Account” means a securities account as defined in Section 8-501(a) of the UCC maintained in the name of the Borrower as “entitlement holder” (as defined in Section 8-102(a)(7) of the UCC) on the books and records of any Securities Intermediary who has agreed that its securities intermediary jurisdiction (within the meaning of Section 8-110(e) of the UCC) is the State of New York; provided, that, such securities account is governed by documentation (if required by the Administrative Agent) reasonably satisfactory to the Administrative Agent (acting at the direction of the Class A Requisite Lenders) and is otherwise reasonably satisfactory to the Administrative Agent, acting at the direction of the Class A Requisite Lenders in their reasonable determination.

“Securities Intermediary” means any “securities intermediary” as defined in 31 C.F.R. Section 357.2 or Section 8-102(a)(14) of the UCC; provided, that, such securities intermediary is satisfactory to the Administrative Agent, acting at the direction of the Class A Requisite Lenders in their reasonable determination.

“Security Collateral” has the meaning specified in Section 2.01(b).

“Servicer” has the meaning specified in the Preliminary Statements.

“Servicing Collateral” has the meaning specified in Section 2.01(i).

“Supporting Obligation” means any “supporting obligation” as defined in Section 9-102(a)(77) of the UCC.

“UCC” means, as of any date, the Uniform Commercial Code as in effect on such date in the State of New York; provided that if by reason of mandatory provisions of law, the perfection or the effect of perfection or non-perfection of the security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “UCC” means the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions of this Agreement relating to such perfection or effect of perfection or non-perfection.

“Uncertificated Security” means an uncertificated security as defined in Section 8-102(a)(18) of the UCC other than a Government Security.

(b) Terms Defined in the Credit Agreement. For all purposes of this Agreement, all capitalized terms used, but not defined, in this Agreement shall have the respective meanings assigned to such terms in the Credit Agreement.

Section 1.02 Construction and Usage. The conventions of construction and usage set forth in Section 1.2 of the Credit Agreement are hereby incorporated by reference in this Agreement. In addition, any reference to a schedule herein shall mean such schedule, as amended, restated, supplemented or otherwise modified from to time in accordance with the terms hereof or of any other applicable Transaction Document.

ARTICLE II

SECURITY

Section 2.01 Grant of Security. To secure the Secured Obligations, each Grantor hereby assigns and pledges to the Collateral Agent for its benefit and the benefit of the Secured Parties, and hereby grants to the Collateral Agent for its benefit and the benefit of the Secured Parties, a security interest (which with respect to the Bank Account Collateral is intended to be a fixed charge for the purposes of Irish law and Cayman Islands law and any other law utilizing the concept of the fixed charge) and International Interest (as applicable) in, all of such Grantor’s assets, including without limitation, all of such Grantor’s right, title and interest in, to and under the following (collectively, the “Collateral”):

(a) each Aircraft and all replacements thereof and substitutions therefor (including, without limitation, any replacement engines or parts) to which such Grantor shall from time to time acquire title as provided herein, under the related Lease and/or under any related Aircraft Acquisition Documents, including without limitation, each related bill of sale and any warranties and indemnities given by the Aircraft manufacturer, engine manufacturer, repairmen, maintenance contractors and other vendors with respect to such Aircraft, all as more particularly described in the Grantor Supplement or, as applicable, Collateral Supplement, executed and delivered with respect to such Aircraft or any such replacements thereof or substitutions therefor, as provided in this Agreement, and all records, logs and other Records at any time maintained with respect to the foregoing property (collectively, the “Aircraft Collateral”):

(b) all of the following (the “Security Collateral”):

(i) the Pledged Stock and the certificates representing such Pledged Stock, and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Stock;

(ii) the Pledged Debt and all instruments evidencing the Pledged Debt, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Debt;

(iii) all additional shares of capital stock of any Borrower Subsidiary (whether now existing or hereafter created) from time to time acquired by such Grantor in any manner, including the shares of capital stock of any Borrower Subsidiary that may be formed from time to time, and all certificates, if any, representing such additional shares of the capital stock and all dividends, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional shares; and

(iv) all additional indebtedness from time to time owed to such Grantor by any Person and the instruments evidencing such indebtedness, and all interest, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such indebtedness;

(c) all of the following (the “Beneficial Interest Collateral”):

(i) the Pledged Beneficial Interests, all certificates, if any, from time to time representing all of such Grantor’s right, title and interest in the Pledged Beneficial Interests, any contracts and instruments pursuant to which any such Pledged Beneficial Interests are created or issued and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Beneficial Interests; and

(ii) all additional beneficial interests in any Borrower Subsidiary (whether now existing or hereafter created), from time to time acquired by such Grantor in any manner, including the beneficial interests in any Borrower Group Member that may be formed from time to time, and all certificates, if any, from time to time representing such additional beneficial interests and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional beneficial interests;’

(d) all of the following (the “Membership Interest Collateral”):

(i) the Pledged Membership Interests, all certificates, if any, from time to time representing any of such Grantor’s right, title and interest in the Pledged Membership Interests, any contracts and instruments pursuant to which any such Pledged Membership Interests are created or issued and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Membership Interests; and

(ii) all additional membership interests in any Borrower Subsidiary (whether now existing or hereafter created) from time to time acquired by such Grantor in any manner, all certificates, if any, from time to time representing such additional membership interests and all distributions, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all such additional membership interests;

(e) all of the following (collectively, the “Bank Account Collateral”):

(i) each Bank Account at any time or from time to time established; and

(ii) all cash, investment property, Eligible Investments, other investments, securities, instruments or other property (including all “financial assets” within the meaning of Section 8-102(a)(9) of the UCC) at any time or from time to time standing to the credit of any such Bank Account;

(f) all other “investment property” as defined in Section 9-102(a)(49) of the UCC of such Grantor (the “Investment Collateral”) including any interest, dividends, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the then existing Investment Collateral provided that such investment property is related to the Investment Collateral;

(g) all of the following (the “Assigned Agreement Collateral”):

(i) all security assignments, cash deposit agreements and other security agreements executed in its favor, with respect to the Aircraft or any of the Leases (including any Associated Rights therein) in each case as such agreements may be amended, restated and/or otherwise modified from time to time (collectively, the “Assigned Agreements”); and

(ii) all deposit accounts, all funds or other property held in such deposit accounts, all certificates and instruments, if any, from time to time representing or evidencing such deposit accounts and all other property of whatever nature, in each case pledged, assigned or transferred to it or mortgaged or charged in its favor pursuant to any Assigned Document and all Supporting Obligations relating to any Assigned Agreement;

(h) all Leases to which such Grantor is or may from time to time be party and any leasing arrangements among Borrower Group Members (whether now existing or hereafter created) with respect to such Leases together with all Related Security with respect thereto and including any Associated Rights therein or relating thereto (all such Leases and Related Security and Associated Rights, as applicable, the “Assigned Leases”), including, without limitation, (i) all rights of such Grantor to receive Rental Payments and other moneys due and to become due under or pursuant to such Assigned Leases, (ii) all rights of such Grantor to receive proceeds of any insurance, indemnity, warranty or guaranty pursuant to, or with respect to, such Assigned Leases, (iii) claims of such Grantor for damages arising out of or for breach or default under such Assigned Leases, (iv) all rights under any such Assigned Lease with respect to any subleases of the Aircraft subject to such Assigned Lease and (v) the right of such Grantor to terminate such Assigned Leases and to compel performance of, and otherwise to exercise all remedies under, any Assigned Lease, whether arising under such Assigned Leases or by statute, at law or in equity (the “Lease Collateral”);

(i) the Servicing Agreement, including, without limitation, (i) all rights of such Grantor to receive any moneys due or payable thereunder or pursuant thereto, (ii) any claims of such Grantor for damages arising out of, or for breach or default under, the Servicing Agreement and (iii) all rights to compel performance under the Servicing Agreement, and otherwise to exercise any and all remedies under the Servicing Agreement, whether arising under the Servicing Agreement, by statute, at law or in equity (the “Servicing Collateral”);

(j) the Purchase Agreement, including, without limitation, (i) all rights of such Grantor to receive moneys due or to become due under or pursuant to the Purchase Agreement, (ii) any claims of such Grantor for damages arising out of, or for breach or default under, the Purchase Agreement and (iii) all right to compel performance of the Vendor (as defined in the Purchase Agreement) under the Purchase Agreement, and otherwise to exercise any and all remedies under the Purchase Agreement, whether arising under the Purchase Agreement by statute, at law or in equity;

(k) with respect to the Borrower, each Hedge Agreement, including, without limitation, (i) all rights of the Borrower to receive moneys due or to become due under or pursuant to such Hedge Agreement, (ii) any claims of the Borrower for damages arising out of, or for breach or default under, such Hedge Agreement and (iii) all rights to compel performance of the counterparty under such Hedge Agreement, and otherwise to exercise any and all remedies under such Hedge Agreement, in each case, whether arising under such Hedge Agreement by statute, at law or in equity (the “Hedge Agreement Collateral”).

(l) with respect to each Grantor, the personal property identified in a Grantor Supplement or a Collateral Supplement executed and delivered by such Grantor to the Collateral Agent;

(m) with respect to each Grantor, all of such Grantor’s Accounts Receivable;

(n) all Commercial Tort Claims of such Grantor identified in Schedule V attached hereto, any Collateral Supplement or any Grantor Supplement;

(o) all of such Grantor’s Letters of Credit and Letter-of-Credit Rights (for which purpose, this grant of a security interest shall constitute an assignment of all of the proceeds of each Letter of Credit of which such Grantor is the beneficiary);

(p) with respect to each Grantor, all rights in respect of any policies of insurance benefitting such Grantor including in respect of payments paid or payable thereunder to the extent not consisting of Excluded Payments;

(q) all books, records and other property related to or referring to any of the foregoing, including books, records, account ledgers, data processing records, computer software and other property and general intangibles at any time evidencing or relating to any of the foregoing; and

(r) all proceeds of any and all of the foregoing Collateral (including proceeds that constitute property of the types described above);

provided, however, that in all cases Excluded Assets shall be excluded from the Collateral.

Section 2.02 Security for Obligations. This Agreement secures the payment and performance of all Secured Obligations and the security interests and other rights and benefits granted hereunder shall be held by the Collateral Agent in trust for the Secured Parties. Without limiting the generality of the foregoing, this Agreement secures the payment of all amounts that constitute part of the Secured Obligations and would be owed by any Person to any Secured Parties but for the fact that such Secured Obligations are unenforceable or not allowed due to the existence of a bankruptcy, reorganization or similar proceeding involving such Person.

Section 2.03 Representations and Warranties of the Grantors. Each Grantor represents and warrants as of the date of this Agreement, as of the Initial Advance Date, as of the date of each Additional Advance and as of each Payment Date, as follows:

(a) The Grantors are the legal and beneficial owners of the Collateral and the Aircraft (as each such term is defined on the date of this representation and warranty) free and clear of any Adverse Claims. No effective financing statement, registration or other instrument similar in effect covering all or any part of the Collateral or the Aircraft is on file or registered in any recording office, except such as may have been filed or registered with respect to the Collateral in favor of the Collateral Agent.

(b) This Agreement creates a valid and (upon the taking of the actions described in clauses (iii)(1), (iii)(2), (iii)(3), (iii)(4), (iii)(5), (iii)(6), (iii)(7) and (iii)(8) of Section 2.03(d), each of which has been duly taken with respect to Collateral acquired by the Grantors on or before the date of this representation and warranty or, in the case of the actions described in clauses (iii)(6) and (iii)(7) of Section 2.03(d) shall be taken within the period specified in such clause), perfected (to the extent such concept is recognized under Applicable Law and to the extent such security interest may be perfected without the filing of a mortgage or security agreement in the country in which a Lessee in respect to an Aircraft that became a Funded Aircraft after the Prior Restatement Date is organized or domiciled (or, if different, where the Aircraft is registered), other than the United States if applicable) security interest in the Collateral (as such term is defined on the date of this representation and warranty) as security for the Secured Obligations, and such security interest is subject in priority to no other Liens other than Priority Permitted Liens, and all filings and other actions necessary or desirable to perfect (to the extent such concept is recognized under Applicable Law and to the extent such security interest may be perfected without the filing of a mortgage or security agreement in the country in which a Lessee in respect to an Aircraft that became a Funded Aircraft after the Prior Restatement Date is organized or domiciled (or, if different, where the Aircraft is registered), other than the United States if applicable) and protect such security interest have been (or in the case of (i) actions described in clauses (iii)(6) and (iii)(7) of Section 2.03(d) and (ii) actions in respect of future Collateral, shall be) duly taken. Notwithstanding the foregoing, representations, warranties and undertakings in respect of any Mortgage (as defined in the Credit Agreement) shall be subject to the proviso contained in Section 9.5(a) of the Credit Agreement as well as to the provisions of Section 9.31 of the Credit Agreement, such that in the event of any inconsistency or conflict between the representations, warranties and undertakings in respect of any Mortgage contained herein and those reflected in the aforementioned proviso and Section 9.31, the relevant provisions of the Credit Agreement shall prevail to the extent of such inconsistency or conflict. The Borrower has delivered to the Administrative Agent on behalf of the Collateral Agent an original counterpart of this Agreement and, if applicable, an Irish Charge, duly executed by the Borrower, and no other action is required to be taken by it or by any Borrower Subsidiary in order for the filings described in clauses (iii)(6) and (iii)(7) of Section 2.03(d) to be duly made by the Collateral Agent. Other than (i) the security interest granted to the Collateral Agent pursuant to this Agreement or any security interest previously granted that shall be terminated as of the date hereof, (ii) as expressly permitted by the Credit Agreement, the Grantors have not pledged, assigned, sold, granted a security interest in, or otherwise conveyed any of the Collateral. The Grantors have not authorized the filing or registration of, and are not aware of, any financing statements or other instrument similar in effect against any Grantor or any Aircraft that include a description of collateral covering the Collateral or any Aircraft, other than any financing statement, registration or other instrument relating to the security interest granted to the Collateral Agent hereunder or that has been terminated. The Grantors are not aware of any judgment or tax lien filings against any Grantor or with respect to any Collateral or any Aircraft.

(c) No Grantor has any trade names.

(d) No consent of any other Person and no authorization, approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other third party is required for (i) the grant by such Grantor of the assignment and security interest granted hereby, (ii) the execution, delivery or performance of this Agreement by such Grantor or (iii) the perfection (to the extent such concept is recognized under Applicable Law and to the extent such security interest may be perfected without the filing of a mortgage or security agreement in the country in which a Lessee in respect to an Aircraft that became a Funded Aircraft after the Prior Restatement Date is organized or domiciled (or, if different, where the Aircraft is registered), other than the United States if applicable), priority or maintenance of the pledge, assignment and security interest created hereby, except for (1) the filing of financing and continuation statements under the UCC, (2) the filing of this Security Trust and Guarantee Agreement (and any Grantor Supplement or Collateral Supplement), each Mortgage, Lease and any lease assignments with respect to each Aircraft with the FAA (with respect to each Aircraft registered in the United States), (3) due registration of each Funded Aircraft in the name of the applicable Aircraft Owning Entity (or the applicable Lessee if required under Applicable Foreign Aviation Law) to the extent permitted by applicable laws, (4) any other filing of this Agreement (and any Grantor Supplement or Collateral Supplement) or Notice and Acknowledgement or other documents relating thereto required with respect to a foreign jurisdiction, (5) the taking of such actions (including without limitation becoming a “transacting user entity” with the International Registry) and the making of such registrations (including prospective registrations) in the International Registry pursuant to the Cape Town Convention and the International

Registry Procedures to obtain the benefits and protections of the Cape Town Convention as may be applicable and available to the transactions contemplated by the Credit Documents as the same relate to the Borrower Acquisition Documents that are the subject of an Advance, including as to the Mortgages, Leases and any contracts of sale, international interests, agreements, assignments, or other interests relating to the Funded Aircraft that may be registered in the International Registry; (6) the filing by a Grantor incorporated in Ireland or a Grantor with a place of business or assets (including without limitation shares in a company incorporated under the law of Ireland) located in Ireland of this Agreement (and any Grantor Supplement or Collateral Supplement) and the filing by any Grantor of an Irish Charge, with the Irish Registrar of Companies and (if applicable) the Irish Revenue Commissioners within 21 days following the execution and delivery by such Grantor of this Agreement (and any Grantor Supplement or Collateral Supplement) or of such Irish Charge, respectively; (7) the filing by the Borrower of the Irish VAT Refund Account Pledge with respect to the Irish VAT Refund Account with the Irish Registrar of Companies within 21 days following the execution and delivery by the Borrower of such agreement and (8) in respect of Collateral consisting of Equity Interests held by a Grantor in an entity that is organized or incorporated under the law of the Cayman Islands, the Grantor’s entry into a Cayman Islands Share Charge in respect of such Equity Interest.

(e) The jurisdiction of organization or incorporation, organizational ID Number (for a non-U.S. entity, to the extent a Government Entity in the jurisdiction of domicile of such entity issues such ID Numbers), the chief place of business and chief executive or registered office of such Grantor and the office where such Grantor keeps records of the Collateral are located at the address specified opposite the name of such Grantor on the attached Schedule II.

(f) The Pledged Stock constitutes the percentage of the issued and outstanding shares of capital stock of the issuers thereof indicated on the attached Schedule I hereto. The Pledged Membership Interest constitutes the percentage of the membership interests of the issuer thereof indicated on Schedule I hereto. The Pledged Beneficial Interest constitutes the percentage of the beneficial interests of the issuer thereof indicated on Schedule I hereto.

(g) The Pledged Stock, the Pledged Membership Interests and the Pledged Beneficial Interests have been duly authorized and validly issued and are fully paid and nonassessable (or, in the case of Pledged Membership Interests and Pledged Beneficial Interests, not subject to any capital call or other additional capital requirement) and not subject to any preemptive rights, warrants, options or similar rights or restrictions in favor of third parties or any contractual or other restrictions upon transfer other than as may be permitted or required under the Credit Agreement. The Pledged Debt has been duly authorized, authenticated or issued and delivered, is the legal, valid and binding obligation of each obligor thereunder, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, examination, reorganization, fraudulent obligation/transfer or other similar laws, and (ii) general principles of equity, and is not in default.

(h) All certificates or instruments evidencing the Pledged Stock, the Pledged Beneficial Interests and the Pledged Membership Interests have been delivered to the Collateral Agent. The Pledged Stock, the Pledged Beneficial Interests and the Pledged Membership Interests either (i) are in bearer form, (ii) have been endorsed, by an effective endorsement, to the

Collateral Agent or in blank or (iii) have been registered in the name of the Collateral Agent. None of the certificates or instruments evidencing Pledged Stock, the Pledged Beneficial Interests or the Pledged Membership Interests have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Collateral Agent.

(i) A true and complete copy of each Assigned Document has been delivered to the Collateral Agent. Each Assigned Document has been duly authorized, executed and delivered by all parties thereto and is in full force and effect and is binding upon and enforceable against the respective Borrower Group Member in accordance with its terms, except as such enforceability may be limited by (i) applicable bankruptcy, insolvency, examination, reorganization, fraudulent obligation/transfer or other similar laws, and (ii) general principles of equity.

(j) A true and complete original copy of each Lease to which a Borrower Subsidiary is a party has been delivered to the Collateral Agent. Each such Lease has been duly authorized, executed and delivered by all parties thereto, is in full force and effect and is binding upon and enforceable against each Borrower Group Member which is a party thereto in accordance with its terms (except as such enforceability may be limited by (x) applicable bankruptcy, insolvency, examination, reorganization, fraudulent obligation/transfer or other similar laws, and (y) general principles of equity), and has not been rejected by the applicable Lessee. Each Lease constitutes “tangible chattel paper” within the meaning of Section 9-102(a)(78) of the UCC. No such Lease has any marks or notations indicating that it has been pledged, assigned or otherwise conveyed to any Person other than the Collateral Agent.

(k) Each Bank Account (other than the Irish VAT Refund Account) is located in the United States and each Bank Account constitutes a Securities Account.

(l) Each of the Hedge Agreements and the Purchase Agreement constitutes “general intangibles” within the meaning of Section 9-102(a)(42) of the UCC.

(m) Each direct or indirect Subsidiary of the Borrower as of the date hereof is a signatory of this Agreement.

(n) The Pledged Stock, the Pledged Beneficial Interests and the Pledged Membership Interests listed on Schedule I hereto constitute all of the outstanding shares of capital stock, all of the beneficial interests and all of the membership interests in all of the direct and indirect Subsidiaries of the Borrower as of the date hereof.

Section 2.04 Grantors Remain Liable. Anything contained herein to the contrary notwithstanding, (a) each Grantor shall remain liable under the contracts and agreements included in the Collateral to the extent set forth therein to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed, (b) the exercise by the Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral and (c) no Secured Party shall have any obligation or liability under the contracts and agreements included in the Collateral by reason of this Agreement, nor shall any Secured Party be obligated to perform any of the obligations or duties of any Grantor under the contracts and agreements included in the Collateral or to take any action to collect or enforce any claim for payment assigned under this Agreement.

Section 2.05 Delivery of Collateral. All certificates, instruments, documents or tangible chattel paper representing or evidencing any Collateral shall be delivered to and held by the Collateral Agent in the State of New York and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance satisfactory to evidence the security interests granted hereby. Upon the occurrence of an Event of Default that has not been waived in writing in compliance with the terms of Section 17.2 of the Credit Agreement or if the Facility Termination Date has occurred or been declared under the terms of the Credit Agreement, the Collateral Agent shall have the right at any time and without notice to any Grantor to transfer to or to register in the name of the Collateral Agent or any of its nominees any or all of the Pledged Stock, Pledged Membership Interests and Pledged Beneficial Interests, in each case, in accordance with the direction of the Administrative Agent (acting at the direction of the Class A Requisite Lenders). In addition, the Collateral Agent shall have the right at any time upon the occurrence of an Event of Default that has not been waived in writing in compliance with the terms of Section 17.2 of the Credit Agreement or if the Facility Termination Date has occurred or been declared under the terms of the Credit Agreement, to exchange certificates or instruments representing or evidencing any Collateral for certificates or instruments of smaller or larger denominations in each case, in accordance with the direction of the Administrative Agent (acting at the direction of the Class A Requisite Lenders). Each Grantor shall cause the Chattel Paper Original of each Lease to which it is a party from time to time to be delivered to the Collateral Agent in the State of New York on or before the date that the Aircraft related to such Lease becomes a Funded Aircraft and also cause the Lessor and Lessee to mark each other executed counterpart of such Lease with the words “DUPLICATE ORIGINAL” on or before such date.

Section 2.06 Maintenance of Bank Accounts. (a) BNYM hereby acknowledges its appointment as the initial Account Bank. Upon the execution of this Agreement, the Account Bank shall establish (or shall have established) each of the Bank Accounts (other than the Irish VAT Refund Account, which shall be established by the Servicer at and upon the direction of the Borrower, with an Irish Bank and not BNYM). The Account Bank hereby agrees to establish and maintain each such account, together with any other Bank Accounts established from time to time (in each case as a Securities Account), on the books and records of its Corporate Trust Office in the name of the Borrower. If, at any time, the Account Bank ceases to be an Eligible Institution, the Account Bank agrees, in accordance with any direction of the Administrative Agent (acting at the direction of the Class A Requisite Lenders), to cooperate with any replacement Account Bank as to the transfer of any property in, and records relating to, any Bank Account maintained by it to a new Bank Account having the same characteristics as such other Bank Account and maintained by such replacement Account Bank, and the Account Bank shall, in any event, use its best efforts to effect such transfer within 10 Business Days. Except (i) as a Secured Party in accordance with the provisions of this Agreement, (ii) in its capacity as Collateral Agent for the benefit of the Secured Parties and (iii) in its capacity as Account Bank, BNYM waives any claim or lien against any Bank Account it may have, by operation of law or otherwise, for any amount owed to it by any Grantor. The Account Bank, in its individual capacity, hereby represents and warrants that (x) this Agreement and each Transaction Document to which it is a party have been or will be duly executed and delivered by it, and (y) this Agreement is the legal, valid and binding obligation of BNYM, enforceable against BNYM in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, examination, reorganization, moratorium or similar law affecting creditors’ rights generally and general equitable principles.

(b) The Account Bank hereby agrees, with respect to each Bank Account (other than the Irish VAT Refund Account) that (i) it is a bank, (ii) it will treat each such Bank Account as a Securities Account of which the Account Bank is the Securities Intermediary and in respect of which the Borrower is the “entitlement holder” (as defined in Section 8-102(a)(7) of the UCC) of the “security entitlement” (as defined in Section 8-102(a)(17) of the UCC) with respect to each “financial asset” (as defined in Section 8-102(a)(9) of the UCC) credited to such Bank Account, (iii) it shall comply with all entitlement orders (as defined in Section 8-102(a)(8) of the UCC) originated by the Collateral Agent with respect to such Bank Account and the financial assets credited thereto without further consent of the Borrower, as the entitlement holder, the other Grantors or any of them, or any other Person, (iv) all Collections and other cash deposited in such Bank Account and all Eligible Investments and all other property acquired by it with cash credited to such Bank Account will be processed and credited to such Bank Account in accordance with the Account Bank’s customary procedures, (v) it will treat all items of property (whether cash, investment property, Eligible Investments, other investments, securities, instruments or other property credited to such Bank Account as a “financial asset” (as defined in Section 8-102(a)(9) of the UCC) under Article 8 of the UCC, (vi) it designates the State of New York as its “securities intermediary’s jurisdiction” (as defined in Section 8-110(e) of the UCC) with respect to such Bank Account and (vii) all securities, instruments and other property in order or registered from and credited to such Bank Account shall be payable to or to the order of, or registered in the name of, or shall be endorsed to, the Account Bank in its capacity as Securities Intermediary or in blank, and in no case whatsoever shall any “financial asset” (as defined in Section 8-102(a)(9) of the UCC) credited to such Bank Account be registered in the name of any Grantor, payable to or to the order of any Grantor or specially indorsed to any Grantor except to the extent the foregoing have been specially endorsed by the applicable Grantor to the Collateral Agent or in blank.

(c) The Account Bank acknowledges that unless and until it is notified in writing by the Administrative Agent (at the direction of the Class A Requisite Lenders) to the contrary, the Account Bank will follow the written directions and instructions of the Servicer, as agent for the Borrower, with respect to the Bank Accounts (other than the Irish Vat Refund Account). In the event of any conflict between directions and instructions of the Servicer, and directions and instructions of the Collateral Agent, the directions and instructions of the Collateral Agent shall control.

Section 2.07 [Intentionally Omitted].

Section 2.08 Covenants Regarding Assigned Documents. (a) Upon the inclusion of any Assigned Document (other than an Assigned Lease, an Assigned Agreement, or the Purchase Agreement) in the Collateral, the relevant Grantor will deliver to the Collateral Agent a consent executed by each party to such Assigned Document (other than any Grantor) where the terms of such Assigned Document expressly provide for a consent to its assignment for security purposes.

(b) Subject to the provisions of Article VII of the Credit Agreement, upon the inclusion of any Assigned Lease in the Collateral, the relevant Grantor will deliver to the Collateral Agent a fully executed Notice and Acknowledgment and all other such consents, acknowledgments and/or notices as are (i) necessary under the terms of such Assigned Lease, (ii) necessary under any and all Applicable Law with respect to the related Lessor and Lessee and the jurisdiction governing such Assigned Lease in order to effect and perfect the assignment of (to the extent such concept is recognized under Applicable Law and to the extent such security interest may be perfected without the filing of a mortgage or security agreement in the country in which a Lessee in respect to an Aircraft that became a Funded Aircraft after the Prior Restatement Date is organized or domiciled (or, if different, where the Aircraft is registered), other than the United States if applicable), and grant of a security interest in, such Assigned Lease and any related Associated Rights pursuant to this Agreement or(iii) necessary to assure the payment of all Rental Payments and other payments (other than Excluded Payments) under such Assigned Lease to the appropriate Bank Accounts in accordance with the terms of the Credit Agreement.

(c) [Reserved.]

(d) [Reserved.]

(e) Upon (i) the inclusion of any Assigned Document in the Collateral or (ii) the amendment or replacement of any Assigned Document or (iii) the entering into of any new Assigned Document, the relevant Grantor will deliver a copy (or in the case of an Assigned Lease, a Chattel Paper Original) thereof to the Collateral Agent and will take such other action as may be necessary or desirable to perfect the lien created by this Agreement as to such Assigned Document.

(f) Each Grantor shall, at its expense but subject to Section 2.08(g) hereof, the Credit Agreement and (in the case of any Assigned Lease) the Servicing Agreement:

(i) perform and observe all the terms and provisions of the Assigned Documents to be performed or observed by it, enforce the Assigned Documents in accordance with their terms and take all such action to such end as may be from time to time reasonably requested by the Collateral Agent or the Administrative Agent; and

(ii) from time to time, (A) furnish to the Collateral Agent and the Administrative Agent such information and reports regarding the Collateral as the Collateral Agent and/or the Administrative Agent may reasonably request and (B) upon request of the Collateral Agent and/or the Administrative Agent, make to each other party to any Assigned Document such demands and requests for information and reports or for action as such Grantor is entitled to make thereunder.

(g) So long as no Event of Default that has not been waived in writing in compliance with the terms of Section 17.2 of the Credit Agreement shall have occurred and the Facility Termination Date has not occurred or been declared under the terms of the Credit

Agreement, and notwithstanding any provision to the contrary in this Agreement, each Grantor shall be entitled, to the exclusion of the Collateral Agent but subject always to the terms of the Credit Agreement (x) to exercise and receive, directly or indirectly through one or more agents, including the Servicer, any of the claims, rights, powers, privileges, remedies and other benefits under, pursuant to, with respect to or arising out of the Assigned Documents and (y) to take any action or to not take any action, directly or indirectly through one or more agents, including the Servicer, related to the Assigned Documents and the Lessees or counterparties thereunder, including entering into, amending, supplementing, terminating, performing, enforcing, compelling performance of, exercising all remedies (whether arising under any Assigned Document or by statute or at law or in equity or otherwise) under, exercising rights, elections or options or taking any other action under or in respect of, granting or withholding notices, waivers, approvals and consents in respect of, receiving all payments under, dealing with any credit support or collateral security in respect of, or taking any other action in respect of, the Assigned Documents and contacting or otherwise having any dealings with any Lessee or counterparty thereunder; provided, however, (i) whether or not an Event of Default has occurred or the Facility Termination Date has occurred or been declared under the terms of the Credit Agreement, all amounts payable under each Assigned Document (including all Rental Payments under each Assigned Lease but excluding Excluded Payments) shall be paid directly to the appropriate Bank Account in accordance with the terms hereof and of the Credit Agreement, (ii) so long as any Assigned Lease remains in effect (and without limiting the authority of the Servicer under the express terms of the Servicing Agreement), no Grantor will abrogate any right, power or privilege granted expressly in favor of the Collateral Agent, the Administrative Agent or a Secured Party under any Lease Assignment Document and (iii) upon or after the occurrence of an Event of Default that has not been waived in writing in compliance with the terms of Section 17.2 of the Credit Agreement or upon or after the occurrence or declaration of the Facility Termination Date under the terms of the Credit Agreement and, in each case, delivery of a written direction to the Borrower from the Administrative Agent (acting at the direction of the Class A Requisite Lenders), all such rights of each Grantor shall cease, and all such rights shall become vested in the Collateral Agent and the Administrative Agent, which shall thereupon have the sole right to exercise or refrain from exercising such rights. Neither the Account Bank nor the Collateral Agent shall have any obligation to verify whether an Event of Default has occurred, but shall be entitled to rely, and protected in relying on the Administrative Agent’s notice thereof notwithstanding any contrary instructions of any Grantor.

Section 2.09 Covenants Regarding Security Collateral, Beneficial Interest Collateral, Membership Interest Collateral and Investment Collateral. (a) All Security Collateral, Beneficial Interest Collateral, Membership Interest Collateral and Investment Collateral (the “Relevant Collateral”) shall be delivered to the Collateral Agent as follows:

(i) in the case of each Certificated Security or Instrument, by causing the delivery of such Certificated Security or Instrument to the Collateral Agent in the State of New York, registered in the name of the Collateral Agent or duly endorsed by an appropriate person to the Collateral Agent or in blank and, in each case, to be held by the Collateral Agent in the State of New York;

(ii) in the case of each Uncertificated Security, by (A) causing such Uncertificated Security to be continuously registered on the books of the issuer thereof in the name of the Collateral Agent or (B) if such Uncertificated Security is registered in the name of a Securities Intermediary on the books of the issuer thereof or on the books of any securities intermediary of a Securities Intermediary, by causing such Securities Intermediary to continuously credit by book entry such Uncertificated Security to a Securities Account maintained by such Securities Intermediary in the name of the Collateral Agent and confirming to the Collateral Agent that it has been so credited;

(iii) in the case of each Government Security registered in the name of any Securities Intermediary on the books of any applicable Federal Reserve Bank Branch) or on the books of any securities intermediary of such Securities Intermediary, by causing such Securities Intermediary to continuously credit by book entry such security to the Securities Account maintained by such Securities Intermediary in the name of the Collateral Agent and confirming to the Collateral Agent, with a copy to the Administrative Agent, that it has been so credited; and

(iv) in the case of any Beneficial Interest Collateral or Membership Interest Collateral by (A) to the extent that the grant of the security interest to the Collateral Agent in any Beneficial Interest Collateral or Membership Interest Collateral or the transfer of any Beneficial Interest Collateral or Membership Interest Collateral upon exercise of remedies by the Collateral Agent is subject to any restrictions on transfer or any consent requirements, by obtaining all necessary consents and approvals thereof and (B) complying with clause (i) or clause (ii) above, as applicable.

(b) Each Borrower Group Member hereby represents (as of the date hereof and as of each Payment Date), with respect to the Relevant Collateral, that it has not entered into, and each Borrower Group Member and the Collateral Agent hereby agrees that it will not enter into, any agreement (i) with any of the other parties hereto or any Securities Intermediary specifying any jurisdiction other than the State of New York as any Securities Intermediary’s jurisdiction in connection with any Securities Account with any Securities Intermediary referred to in Section 2.09(a) for purposes of 31 C.F.R. Section 357.11(b), Section 8-110(e) of the UCC or any similar state or Federal law, or (ii) with any other Person relating to such account pursuant to which it has agreed that any Securities Intermediary may comply with entitlement orders made by such Person. The Collateral Agent represents that it will treat each item of property constituting Relevant Collateral held in and credited to the applicable Securities Account, including cash, as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC for the purposes of Article 8 of the UCC.

(c) Without limiting the foregoing, each Borrower Group Member agrees to direct each Securities Intermediary, and the Account Bank in its capacity as Securities Intermediary agrees to take upon receipt of such direction, such different or additional action as may be required based upon any Opinion of Counsel received pursuant to Section 2.19 or any request of the Administrative Agent (acting at the direction of the Class A Requisite Lenders), in order to maintain the perfection and priority of the security interest of the Collateral Agent in the Relevant Collateral in the event of any change in applicable law or regulation, including Articles 8 and 9 of the UCC and regulations of the U.S. Department of the Treasury governing transfers of interests in Government Securities.

Section 2.10 Covenants Regarding Commercial Tort Claims. If any Grantor shall at any time acquire a Commercial Tort Claim, such Grantor shall (i) promptly, and in any event within two Business Days after obtaining knowledge thereof, notify the Collateral Agent and the Administrative Agent in writing signed by such Grantor of the details thereof (including specific case captions or description per Official Comment 5 to Section 9-108 of the UCC) and deliver to the Collateral Agent, with a copy to the Administrative Agent, an updated copy of Schedule V hereto including such Commercial Tort Claim and setting forth such details, and (ii) grant to the Collateral Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to the Administrative Agent (acting at the direction of the Class A Requisite Lenders).

Section 2.11 Further Assurances. (a) Each Grantor agrees that, from time to time, at the expense of such Grantor, such Grantor shall promptly execute and deliver all further instruments and documents, and take all further action (including under the laws of any foreign jurisdiction), that may be necessary, or that the Collateral Agent or Administrative Agent (acting at the direction of the Class A Requisite Lenders) may reasonably request, in order to perfect (to the extent such concept is recognized under Applicable Law and to the extent such security interest may be perfected without the filing of a mortgage or security agreement in the country in which a Lessee in respect to an Aircraft that became a Funded Aircraft after the Prior Restatement Date is organized or domiciled (or, if different, where the Aircraft is registered), other than the United States if applicable) and protect any pledge, assignment or security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor shall: (i) if any Collateral shall be evidenced by a promissory note or other instrument or “tangible chattel paper” (as defined in Section 9-102(a)(78) of the UCC), deliver and pledge to the Collateral Agent hereunder such note or instrument or tangible chattel paper, each such note or instrument to be duly endorsed and accompanied by duly executed instruments of transfer or assignment in blank; (ii) execute and file or register, as applicable, such financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, or as the Collateral Agent or Administrative Agent (acting at the direction of the Class A Requisite Lenders) may reasonably request, in order to perfect (to the extent such concept is recognized under Applicable Law and to the extent such security interest may be perfected without the filing of a mortgage or security agreement in the country in which a Lessee in respect to an Aircraft that became a Funded Aircraft after the Prior Restatement Date is organized or domiciled (or, if different, where the Aircraft is registered), other than the United States if applicable) and preserve the pledge, assignment and security interest granted or purported to be granted hereby and (iii) execute, file, record, or register such additional documents and supplements to this Agreement, including any further assignments, security agreements, pledges, grants and transfers, as may be required by or desirable under the laws of any foreign jurisdiction, or as the Collateral Agent or Administrative Agent (acting at the written direction of the Class A Requisite Lenders) may reasonably request, to create, attach, perfect (to the extent such concept is recognized under

Applicable Law and to the extent such security interest may be perfected without the filing of a mortgage or security agreement in the country in which a Lessee in respect to an Aircraft that became a Funded Aircraft after the Prior Restatement Date is organized or domiciled (or, if different, where the Aircraft is registered), other than the United States if applicable), validate, render enforceable, protect or establish the priority of the security interest and lien created by this Agreement.

(b) Each Grantor hereby authorizes the Collateral Agent to file one or more financing or continuation statements, and amendments thereto, relating to all or any part of the Collateral without the signature of such Grantor where permitted by law. A photocopy or other reproduction of this Agreement or any financing statement covering the Collateral or any part thereof shall be sufficient as a financing statement where permitted by law.

(c) Each Grantor shall furnish or cause to be furnished to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent or Administrative Agent (acting at the direction of the Class A Requisite Lenders) may reasonably request, all in reasonable detail.

(d) Each Grantor shall, immediately upon the organization, incorporation or acquisition by such Grantor of any Borrower Subsidiary, cause such Borrower Subsidiary to enter into a Grantor Supplement. Such Grantor shall promptly take such actions as are necessary to perfect (to the extent such concept is recognized under Applicable Law) the security interest granted under such Grantor Supplement including without limitation, if such Borrower Subsidiary is organized or incorporated under the law of Ireland, or has a place of business or assets (including without limitation shares in a company organized under the law of Ireland) located in Ireland, by causing such Grantor Supplement to be duly recorded with the Irish Registrar of Companies and the Irish Revenue Commissioners within 21 days after the execution of such Grantor Supplement, or such lesser period as may be applicable under Requirements of Law.

Section 2.12 Place of Perfection; Records. Each Grantor shall keep its jurisdiction of organization or incorporation, chief place of business and chief executive office, or, as applicable registered office, and the office where it keeps its records concerning the Collateral at the location specified in Schedule II or, upon 60 days’ prior written notice to the Collateral Agent and Administrative Agent, at such other locations in a jurisdiction where all actions required by Section 10.2(a) of the Credit Agreement shall have been taken with respect to the Collateral. Each Grantor shall hold and preserve such records and shall permit representatives of the Collateral Agent and/or Administrative Agent (acting at the direction of the Class A Requisite Lenders) at any time during normal business hours upon reasonable advance notice (provided that the parties hereto agree that reasonable notice shall not, in any event, require more than two Business Days’ notice, and that such notice shall not be required upon the occurrence of any Event of Default that has not been waived in writing in compliance with the terms of Section 17.2 of the Credit Agreement or Early Amortization Event) to inspect and make abstracts or copies from such records, all at the sole cost and expense of such Grantor.

Section 2.13 Voting Rights; Dividends; Etc. (a) So long as no Event of Default shall have occurred that has not been waived in writing in compliance with the terms of Section 17.2 of the Credit Agreement, and the Facility Termination Date has not occurred or been declared under the terms of the Credit Agreement:

(i) Each of the Grantors shall be entitled to exercise any and all voting and other consensual rights pertaining to all or any part of the Security Collateral, Membership Interest Collateral and Beneficial Interest Collateral pledged by such Grantor for any purpose not inconsistent with the terms of this Agreement, the charter documents of such Grantor or the Credit Agreement; provided, however, that such Grantor shall not exercise or shall refrain from exercising any such right if in its judgment such action would have a material adverse effect on the value of all or any part of the Security Collateral, the Membership Interest Collateral or the Beneficial Interest Collateral; and

(ii) The Collateral Agent shall execute and deliver (or cause to be executed and delivered) to such Grantor all such proxies and other instruments as such Grantor may reasonably request in writing and provide for the purpose of enabling such Grantor to exercise the voting and other rights that it is entitled to exercise pursuant to Section 2.13(a)(i).

(b) Whether or not any Event of Default shall have occurred and whether or not the Facility Termination Date has occurred or been declared under the terms of the Credit Agreement, any and all distributions, dividends and interest paid in respect of the Security Collateral, Membership Interest Collateral and Beneficial Interest Collateral pledged by such Grantor, including any and all (i) distributions, dividends and interest paid or payable other than in cash in respect of, and instruments and other property received, receivable or otherwise distributed in respect of, or in exchange for, such Security Collateral, Membership Interest Collateral or Beneficial Interest Collateral; (ii) distributions, dividends and other distributions paid or payable in cash in respect of such Security Collateral, Membership Interest Collateral or Beneficial Interest Collateral in connection with a partial or total liquidation or dissolution or in connection with a reduction of capital, capital surplus or paid-in surplus; and (iii) cash paid, payable or otherwise distributed in respect of principal of, or in redemption of, or in exchange for, such Security Collateral, Membership Interest Collateral or Beneficial Interest Collateral shall be paid into the Collection Account and, if received by such Grantor, shall be received in trust for the benefit of the Secured Parties, be segregated from the other property or funds of such Grantor and be forthwith paid to the Collection Account in the same form as so received (with any necessary endorsement).

(c) Upon the occurrence of an Event of Default that has not been waived in writing in compliance with the terms of Section 17.2 of the Credit Agreement, or if the Facility Termination Date has occurred or been declared under the terms of the Credit Agreement, all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights that it would otherwise be entitled to exercise pursuant to Section 2.13(a)(i) and 2.13(a)(ii) shall cease, and all such rights shall thereupon become vested in the Collateral Agent, who, subject to Section 5.04(d), shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights (including, but not limited to, the right, subject to the restrictions set forth in the applicable organizational documents, to remove or appoint any trustee, directors and officers of any direct or indirect subsidiary of the Borrower), provided, however, that the Collateral Agent shall exercise such voting or consensual right only upon receipt of instruction from the Administrative Agent (acting at the direction of the Class A Requisite Lenders) and in accordance with Applicable Law.

Section 2.14 Transfers and Other Encumbrances; Additional Shares or Interests. (a) No Grantor shall (i) sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, any of the Collateral or (ii) create or suffer to exist any Lien (other than Permitted Liens) upon or with respect to any of the Collateral of such Grantor, other than the pledge, assignment, lien and security interest created by this Agreement and as otherwise provided herein or in the Credit Agreement.

(b) Except to the extent permitted by the Credit Agreement, the Borrower Subsidiaries shall not, and the Borrower shall not permit the Borrower Subsidiaries to, issue, substitute, deliver or sell any shares, interests, participations or other equivalents in any Borrower Subsidiary (except to the Borrower). Any beneficial interest, shares of capital stock or other securities or interests issued in respect of, or in substitution for, the Pledged Stock, Pledged Membership Interests or the Pledged Beneficial Interests shall be issued or delivered (with any necessary endorsement) to the Collateral Agent.

(c) All distributions, dividends and interest payments that are received by any Grantor contrary to the provisions of this Agreement shall be received in trust for the benefit of the Secured Parties, shall be segregated from other funds of such Grantor and shall be forthwith paid over to the Collateral Agent as Security Collateral, Membership Interest Collateral or Beneficial Interest Collateral, as the case may be, in the same form as so received (with any necessary endorsement).

Section 2.15 Collateral Agent Appointed Attorney-in-Fact. Each Grantor hereby irrevocably appoints the Collateral Agent such Grantor’s attorney-in-fact (in the case of any Grantor incorporated in Ireland such appointment shall be by way of security for the Secured Obligations), with full authority in the place and stead of such Grantor and in the name of such Grantor or otherwise, from time to time in the Collateral Agent’s discretion, upon advice and instruction of the Administrative Agent (acting at the direction of the Class A Requisite Lenders) (except for item (d) below, upon the occurrence of an Event of Default that has not been waived in writing in compliance with the terms of Section 17.2 of the Credit Agreement or if the Facility Termination Date has occurred or been declared under the terms of the Credit Agreement), to take any action and to execute any instrument that the Administrative Agent (acting at the direction of the Class A Requisite Lenders) may reasonably deem necessary or advisable (or, following the occurrence of an Event of Default that has not been waived in writing in compliance with the terms of Section 17.2 of the Credit Agreement or the occurrence or declaration of the Facility Termination Date under the terms of the Credit Agreement, that the Administrative Agent (acting at the direction of the Class A Requisite Lenders) may deem necessary or advisable) for the Collateral Agent to take to accomplish the purposes of this Agreement or to take any action and to execute any instrument as directed by the Administrative Agent (acting at the direction of the Class A Requisite Lenders) in accordance with the terms of this Agreement and the Credit Agreement, including, but not limited to:

(a) to ask for, demand, collect, sue for, recover, compromise, receive and give aquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(b) to receive, endorse and collect any Accounts Receivable, drafts or other instruments and documents in connection included in the Collateral;

(c) to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral;

(d) to execute and file any financing or continuation statements, or amendments thereto, and such other instruments or notices, as may be necessary or desirable, including as identified to the Collateral Agent pursuant to the Opinion of Counsel described in Section 2.19 hereof in order to perfect (to the extent such concept is recognized under Applicable Law) and preserve the pledge, assignment and security interest granted hereby; and

(e) upon prior notice to the Borrower on behalf of the Grantors, notify account debtors that the Accounts Receivable and the right, title and interest of any Grantor in and under such Accounts Receivable have been assigned to Collateral Agent, and that payments thereunder shall be made directly to the Collateral Agent, for the benefit of the Secured Parties.

Section 2.16 Collateral Agent May Perform. If any Grantor fails to perform any agreement contained in this Agreement, the Administrative Agent (acting at the direction of the Class A Requisite Lenders) or the Collateral Agent (at the direction of the Administrative Agent, as directed by the Class A Requisite Lenders) may (but shall not be obligated to) itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent or the Administrative Agent incurred in connection with doing so shall be payable by the Grantors.

Section 2.17 Covenant to Pay. Each Grantor covenants with the Collateral Agent (for the benefit of the Collateral Agent and the Secured Parties) that it will pay or discharge any monies and liabilities whatsoever that are now, or at any time hereafter may be, due, owing or payable by such Grantor in any currency, actually or contingently, solely and/or jointly, and/or severally with another or others, as principal or surety on any account whatsoever pursuant to the Servicing Agreement, the Credit Agreement, and the Hedge Agreements in accordance with their terms.

Section 2.18 Delivery of Collateral Supplements. Upon the acquisition by any Grantor of any Relevant Collateral, the relevant Grantor shall concurrently execute and deliver to the Collateral Agent a Collateral Supplement duly completed with respect to such Collateral and shall take such steps with respect to the perfection (to the extent such concept is recognized under Applicable Law) of such Collateral as are called for in this section and otherwise in this Agreement for Collateral of the same type; provided that the foregoing shall not be construed to impair or otherwise derogate from any restriction on any such action in any Transaction Document and provided, further that the failure of any Grantor to deliver any Collateral Supplement as to any such Collateral shall not impair the lien of this Agreement as to such Collateral. If such Grantor is incorporated under the law of Ireland, or has a place of business or assets (including without limitation shares in a company incorporated under the law of Ireland) located in Ireland, the relevant Grantor shall cause such Collateral Supplement to be duly recorded with the Irish Registrar of Companies and the Irish Revenue Commissioners within 21 days after the execution of such Collateral Supplement, or such lesser period as may be applicable under Requirements of Law.

Section 2.19 Annual Opinion. Upon each anniversary of the Original Closing Date, the Borrower shall cause to be delivered to the Collateral Agent and the Administrative Agent and each Lender an Opinion of Counsel in each Annual Opinion Jurisdiction to the effect that (i) during the preceding year there has not occurred any change of the law of such jurisdiction that would require the taking of any action in order to maintain the perfection or priority of the lien of this Agreement on the Collateral or, if there has been such a change, setting forth the actions so to be taken and (ii) no additional financing statement, continuation statement or amendment thereof, or other document or instrument, is required to be filed, and no other action is required to be taken, under the law in existence on the date of such opinion, during the next twelve months to maintain the perfected security interest of the Collateral Agent in any part of the Collateral granted hereunder or under any other Transaction Document, or identifying any such required financing statement, continuation statement, amendment, instrument, document or other action. The Borrower agrees to take, and to direct each Securities Intermediary to take (and the Account Bank in its capacity as Securities Intermediary agrees to take upon receipt of such direction) all such actions as may be indicated in any such Opinion of Counsel.

Section 2.20 Covenants Regarding Control. No Grantor shall cause or permit any Person other than the Collateral Agent to have “control” as defined in Section 9-104, 9-105, 9-106, or 9-107 of the UCC (“Control”) of any Supporting Obligations or Letter of Credit Rights, or any “deposit account,” “securities account,” “electronic chattel paper” or “investment property” (as such terms are defined in Article 9 or Article 8 of the UCC as applicable), in each case, included in the Collateral or any Bank Account.

Section 2.21 Share Mortgage; etc.. (a) In the case of any Borrower Subsidiary that is organized or incorporated under the law of Ireland, the Borrower shall, and shall cause each other Borrower Group Member (as applicable) to, enter into an Irish Charge in respect of the Equity Interests held by it in such Borrower Subsidiary. Such Irish Charge shall be entered into at the time contemplated by the terms of Section 2.11(d). The Borrower shall cause such Irish Charge to be filed with the Irish Registrar of Companies within 21 days following the execution and delivery by such Grantor of such Irish Charge, or such lesser period as may be applicable under Requirements of Law, and shall take any other actions as may be required or as the Administrative Agent (at the direction of the Class A Requisite Lenders) or the Collateral Agent (at the direction of the Administrative Agent, as directed by the Class A Requisite Lenders) may reasonably request, in order to cause such Irish Charge to constitute a perfected (to the extent such concept is recognized under Applicable Law) security interest, subject in priority to no Liens other than Priority Permitted Liens, in the share capital covered thereby.

(b) In the case of any Borrower Subsidiary that is organized or incorporated under the law of the Cayman Islands, the Borrower shall, and shall cause each other Borrower Group Member (as applicable) to, enter into a Cayman Islands Share Charge in respect of the Equity Interests that are in registered form or evidenced by certificated instruments or securities held by it in such Borrower Subsidiary. Such Cayman Islands Share Charge shall be entered into at the time contemplated by the terms of Section 2.03(b). The Borrower shall take any other actions as may be required or as the Administrative Agent (at the direction of the Class A Requisite Lenders) or the Collateral Agent (at the direction of the Administrative Agent, as directed by the Class A Requisite Lenders) may reasonably request, in order to cause such Cayman Islands Share Charge to constitute a perfected (to the extent such concept is recognized under Applicable Law) security interest, subject in priority to no Liens other than Priority Permitted Liens, in the share capital covered thereby.

(c) In the case of any Borrower Subsidiary that is not organized or incorporated under the laws of Ireland or the Cayman Islands, the Borrower shall, and shall cause each other Borrower Group Member (as applicable) to, enter into an appropriate share mortgage, beneficial interest security agreement, or other security agreement or instrument as may be reasonably requested by the Administrative Agent (at the direction of the Class A Requisite Lenders) or the Collateral Agent (at the direction of the Administrative Agent, as directed by the Class A Requisite Lenders), in respect of the issued share capital or other ownership or beneficial interest held by it in such Borrower Subsidiary. Such share mortgage or other agreement or instrument shall be entered into at the time contemplated by the terms of Section 2.11(d). The Borrower shall cause such share mortgage or other agreement or instrument to be filed with any appropriate register and shall take such other actions as may be necessary or as the Administrative Agent (at the direction of the Class A Requisite Lenders) or the Collateral Agent (at the direction of the Administrative Agent, as directed by the Class A Requisite Lenders) may reasonably request in order to cause such mortgage, agreement or instrument to constitute a security interest, subject in priority to no Liens other than Priority Permitted Liens, in the share capital or other ownership or beneficial interest covered thereby.

Section 2.22 Subordination of Intercompany Obligations. The Borrower agrees that all Intercompany Obligations shall be subject and subordinate and junior in right of payment and performance to all obligations of the Borrower Subsidiaries to the Collateral Agent and Administrative Agent hereunder and to the security interests in the Collateral granted to the Collateral Agent for the benefit of the Secured Parties to secure the payment and performance of the Secured Obligations. Upon the occurrence of an Event of Default that has not been waived in writing in compliance with the terms of Section 17.2 of the Credit Agreement or if the Facility Termination Date has occurred or been declared under the terms of the Credit Agreement, then unless and until all Secured Obligations shall have been paid and performed in full, (x) no payment on account of the principal of, or interest on, or any other amount in respect of, the Intercompany Obligations or any judgment with respect thereto shall be made by or on behalf of any Borrower Subsidiary to the Borrower and (y) the Borrower shall not (A) ask, demand, sue for, take or receive from any Borrower Subsidiary, by set-off or in any other manner any payment on account of the principal of, or interest on, or any other amount in respect of, the Intercompany Obligations or (B) seek any other remedy allowed at law or in equity against any Borrower Subsidiary for a breach of Intercompany Obligations. If any payment or distribution of any character, whether in cash, securities or other property, in respect of Intercompany Obligations shall be received by the Borrower in violation of the terms of this section, such payment or distribution shall be held in trust for the benefit of, and shall be paid over or delivered to, the Administrative Agent for the benefit of the Secured Parties to the extent necessary to pay all Secured Obligations in full.

Section 2.23 Aircraft Mortgages, etc. Subject to the provisions of Section 9.31 of the Credit Agreement, the Borrower shall cause the Aircraft Owning Entity with respect to each Funded Aircraft, at or prior to the making of any Advance with respect to such Funded Aircraft, to (i) duly authorize, execute and delivered the Mortgage with respect to such Funded Aircraft, (y) file or register the Mortgages, the Leases and any lease assignments with respect to such Aircraft for recordation with (A) the FAA Aircraft Registry (if applicable) and (B) the International Registry, and cause the Lien created by each such Mortgage to constitute a perfected security interest (to the extent such concept is recognized under Applicable Law and to the extent such security interest may be perfected without the filing of a mortgage or security agreement in the country in which a Lessee in respect to an Aircraft that became a Funded Aircraft after the Prior Restatement Date is organized or domiciled (or, if different, where the Aircraft is registered), other than the United States if applicable) and International Interest, as applicable, in such Aircraft and the related Aircraft Assets, subject in priority to no Liens other than Priority Permitted Liens and (iii) duly register such Aircraft in the name of such Aircraft Owning Entity (or the applicable Lessee if required under Applicable Foreign Aviation Law) to the extent permitted by applicable laws, free and clear of Liens other than Permitted Liens and pay or procure the payment of all necessary fees and taxes relating thereto.

ARTICLE III

REMEDIES

Section 3.01 Remedies. Upon the occurrence of an Event of Default that has not been waived in writing in compliance with the terms of Section 17.2 of the Credit Agreement, or if the Facility Termination Date has occurred or been declared under the terms of the Credit Agreement:

(a) The Collateral Agent shall, at the direction of the Administrative Agent (which, in turn, shall have received direction from the Class A Requisite Lenders), exercise in respect of the Collateral, in addition to other rights and remedies provided for herein, all the rights and remedies of a secured party upon default under the UCC (whether or not the UCC applies to the affected Collateral) and under the Cape Town Convention, as applicable and (i) require any Grantor to, and such Grantor hereby agrees that it shall at its expense and upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent that is reasonably convenient to both parties and (ii) without notice except as specified below, sell or cause the sale of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, and upon such other terms as the Collateral Agent (upon advice and instruction from the Administrative Agent (acting at the direction of the Class A Requisite Lenders)) may deem commercially reasonable. Each Grantor agrees that, to the extent notice of sale shall be required by law, at least ten days’ notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification. The Collateral Agent (upon advice and instruction from the Administrative Agent (acting at the direction of the Class A Requisite Lenders)) shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Notwithstanding any provision in this Agreement to the contrary, any aforementioned sale of Collateral (i) shall be subject to the provisions of Section 13.3(c) of the Credit Agreement and (ii) shall not be subject to the restrictions described in Section 10.8 of the Credit Agreement.

(b) Subject to the provisions hereof, any Secured Party shall be allowed to bid on any such foreclosure sale in debt.

(c) All cash proceeds received by the Collateral Agent in respect of any sale of, collection from, or other realization upon all or any part of the Collateral shall be deposited into the Collection Account for distribution pursuant to Section 8.1(e)(ii) of the Credit Agreement. Any surplus of such cash or cash proceeds held by the Collateral Agent and remaining after payment in full of all the Secured Obligations shall be paid over to the relevant Grantors or whomsoever may be lawfully entitled to receive such surplus. Any amount received for any sale or sales conducted in accordance with the terms of this Section 3.01 shall be deemed conclusive and binding on the Borrower, each Grantor and the Secured Parties.

(d) Until the occurrence of an Event of Default that has not been waived in writing in compliance with the terms of Section 17.2 of the Credit Agreement, or the occurrence and/or declaration of the Facility Termination Date under the terms of the Credit Agreement, so long as the Servicer is acting in such capacity with respect to any Lease pursuant to the provisions of the Servicing Agreement, each of the Collateral Agent, as assignee of the Grantors, and the Administrative Agent agrees not to take any action constituting Services (as defined in the Servicing Agreement) and is otherwise subject to the terms of the Servicing Agreement when acting thereunder in place of any Grantor, except (subject to Section 2.08(g)) to the extent the Borrower would then be entitled to take such action under the express terms of the Servicing Agreement.

Section 3.02 Irish Land and Conveyancing Law Reform Act. (a) Notwithstanding anything to the contrary contained in this Agreement and in addition to and without prejudice to any other rights or power of the Collateral Agent under this Agreement or under general law in any relevant jurisdiction, at any time that the Collateral Agent’s remedies with respect to the Collateral shall become exercisable, the Collateral Agent shall be entitled to appoint a receiver under this Agreement or under the Land and Conveyancing Law Reform Act 2009 (as amended and as the same may be amended, modified or replaced from time to time, the “Land Act”) and such receiver shall have all such powers, rights and authority conferred under the Land Act, this Agreement and otherwise under the laws of Ireland without any limitation or restriction imposed by the Land Act, including, without limitation, the restrictions contained in sections 108(1), 108(4) and 108(7) (Appointment of a Receiver) of the Land Act, or otherwise under the laws of Ireland which may be excluded or removed.

(b) Without prejudice to the provisions of Section 3.02(a) above:

(i) The provisions of section 109 (Application of money received) of the Land Act shall not apply to a receiver appointed under the Land Act.

(ii) The provisions of section 97 of the Land Act (Taking possession), section 98 (Abandoned property), section 99(1) (Mortgagee in possession) and section 101 (Applications under sections 97 and 100) shall not apply to a receiver appointed under the Land Act.

(iii) At any time after the security constituted by this Agreement has become enforceable and a receiver has been appointed under the Land Act:

(A) the statutory power of sale conferred by section 100 (Power of sale) of the Land Act shall apply free from restrictions contained in section 100(1), (2), (3) and (4) and without the requirement to serve notice (as provided for in section 100(1)); and

(B) the incidental powers of sale conferred by section 102 (Incidental powers) will immediately arise and be exercisable by the Collateral Agent and/or any receiver appointed under the Land Act (as appropriate).

(c) The foregoing powers of appointment of a receiver are in addition to and not to the prejudice of all statutory and other powers of the Collateral Agent under the Land Act (as varied or disapplied herein) or otherwise, and such powers will be and remain exercisable by the Collateral Agent in respect of any part of the Collateral in respect of which no appointment of a receiver by the Collateral Agent is for the time being subsisting, notwithstanding that an appointment under the powers of section 3.02(a) shall have subsisted and been withdrawn in respect of that part of the Collateral or shall be subsisting in respect of any other part of the Collateral.

(d) All monies received by the receiver shall be applied by the receiver for the following purposes (subject to the claims of secured or unsecured creditors (if any) ranking in priority to this Agreement) and in the following order:

(i) in payment of all costs, charges and expenses of and incidental to the appointment of the receiver and the exercise of all or any of the above powers and of all outgoings properly paid by the receiver;

(ii) in payment of remuneration to the receiver at such rate as may be agreed between the receiver and the Collateral Agent; and

(iii) in or towards payment to the Collateral Agent for application by the Collateral Agent in accordance with the Credit Agreement.

The provisions of section 109 (Application of money received) of the Land Act shall not apply to this Agreement.

(e) No purchaser or other person will be bound or concerned to see or enquire whether the right of the Collateral Agent or any receiver appointed by the Collateral Agent to exercise any of the powers conferred by this Agreement has arisen or not or be concerned with notice to the contrary or with the propriety of the exercise or purported exercise of such powers.

(f) The provisions of section 97 of the Land Act (Taking possession), section 98 (Abandoned property), section 99(1) (Mortgagee in possession) and section 101 (Applications under sections 97 and 100) shall not apply to this Agreement.

(g) At any time after the Collateral Agent’s remedies with respect to the Collateral shall become exercisable:

(i) the statutory power of sale conferred by section 100 (Power of sale) of the Land Act free from restrictions contained in section 100(1), (2), (3) and (4) and without the requirement to serve notice (as provided for in section 100(1)); and

(ii) the incidental powers of sale conferred by section 102 (Incidental powers) will immediately arise and be exercisable by the Collateral Agent and/or any receiver (as appropriate).

ARTICLE IV

SECURITY INTEREST ABSOLUTE

Section 4.01 Security Interest Absolute. A separate action or actions may be brought and prosecuted against each Grantor to enforce this Agreement, irrespective of whether any action is brought against any other Grantor or whether any other Grantor is joined in any such action or actions. All rights of the Collateral Agent and the Administrative Agent and the security interest and lien granted under, and all obligations of each Grantor under, this Agreement shall be absolute and unconditional, irrespective of:

(a) any lack of validity or enforceability of any Transaction Document, Assigned Document or Hedge Agreement or any other agreement or instrument relating thereto;

(b) any change in the time, manner or place of payment of, the security for, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from any Transaction Document, Assigned Document, or Hedge Agreement or any other agreement or instrument relating thereto;

(c) any taking, exchange, release or non-perfection of the Collateral or any other collateral or taking, release or amendment or waiver of or consent to departure from any guaranty, for all or any of the Secured Obligations;

(d) any manner of application of collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any collateral for all or any of the Secured Obligations or any other assets of such Grantor;

(e) any change, restructuring or termination of the corporate structure, partnership or trust or existence as applicable of any Grantor; or

(f) any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Grantor or a third-party grantor of a security interest or a Person deemed to be a surety.

ARTICLE V

THE COLLATERAL AGENT

Section 5.01 Authorization and Action. (a) Each Secured Party by its acceptance of the benefits of this Agreement hereby appoints and authorizes BNYM as the initial Collateral Agent to take such action as agent on behalf of the Secured Parties and to exercise such powers and discretion under this Agreement and the other Transaction Documents as are specifically delegated to the Collateral Agent by the terms of this Agreement and of the Transaction Documents, and no implied duties and covenants shall be deemed to arise against the Collateral Agent. Each Grantor and the Administrative Agent acknowledge and agree that the Collateral Agent shall comply with all written instructions and directions of the Administrative Agent given in accordance with this Agreement and the Credit Agreement without further consent of any Grantor and notwithstanding any contrary instructions or directions of any Grantor.

(b) The Collateral Agent accepts such appointment and agrees to perform the same but only upon the terms of this Agreement and the Credit Agreement and agrees to receive and disburse all moneys received by it in accordance with the terms of this Agreement and the Credit Agreement. The Collateral Agent in its individual capacity shall not be answerable or accountable under any circumstances, except for its own willful misconduct or gross negligence, and the Collateral Agent shall not be liable for any action or inaction of any Grantor or any other parties to any of the Transaction Documents.

(c) The Collateral Agent shall take all actions permitted hereunder and exercise all powers granted to it hereunder upon, and at, the direction of the Administrative Agent (acting at the direction of the Class A Requisite Lenders, unless otherwise specified). The Collateral Agent shall have a reasonable period in which to act upon any instruction, direction or notice received hereunder.

(d) The Collateral Agent agrees to promptly deliver to the Administrative Agent (and the Administrative Agent agrees promptly following receipt to forward to each Lender) copies of all items delivered to the Collateral Agent hereunder.

(e) (i) Whenever the Collateral Agent is required to provide its consent or direction or otherwise make a determination under this Agreement or any other Transaction Document, the Collateral Agent shall act only upon the written instructions of the Administrative Agent. The Collateral Agent may conclusively rely, and shall be fully protected in relying, and shall be fully protected in acting, on such instructions, and shall be entitled to refrain, and shall be fully protected in refraining, from providing such consent or direction or making such determination in the absence of such instructions.

(ii) The Collateral Agent may conclusively rely, and shall be fully protected in relying, on any direction or other communication from the Administrative Agent and shall have no obligation, liability or responsibility to determine or inquire if such direction or other communication was authorized or directed by the Class A Requisite Lenders or any other Person.

(f) The Collateral Agent shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Collateral Agent, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Collateral Agent shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Borrower, personally or by agent or attorney at the cost of the Borrower and shall incur no liability or additional liability of any kind by reason of such inquiry or investigation.

(g) The Collateral Agent shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement.

(h) The rights, privileges, protections, immunities and benefits given to the Collateral Agent, including, without limitation, its right to be indemnified under Section 5.04(d) prior to taking certain actions specified therein, are extended to, and shall be enforceable by, the Collateral Agent in each of its capacities hereunder, and each agent, custodian and other Person employed by the Collateral Agent to act hereunder.

Section 5.02 Limitation of Duties. The powers conferred on the Collateral Agent under this Agreement with respect to the Collateral shall not impose any duty upon it, except as explicitly set forth herein, to exercise any such powers. The Collateral Agent shall be deemed to have exercised reasonable care in the custody of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which it accords its own property and shall not be liable or responsible for any loss or diminution in the value of any of the Collateral resulting from any such treatment other than any such diminution or loss caused solely by the Collateral Agent’s willful misconduct or gross negligence. The Collateral Agent shall have no duty, unless directed by the Administrative Agent, as to ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not any Secured Party has or is deemed to have knowledge of such matters, or as to the taking of any necessary steps to preserve or perfect rights against any parties or any other rights pertaining to any Collateral. The Collateral Agent shall have no duty to ascertain or inquire as to the performance or observance of any covenants, conditions or agreements on the part of any Grantor or Lessee. In no event shall the Collateral Agent or the Account Bank be liable for any special, indirect, punitive or consequential loss or damage of any kind whatsoever (including but not limited to loss of profit), even if the Collateral Agent or the Account Bank has been advised as to the likelihood of such loss or damage and regardless of the form of action. Neither of the Collateral Agent nor the Account Bank shall be responsible or liable for any failure or delay in the performance of its obligations under this Agreement arising out of or caused, directly or indirectly, by circumstances beyond its control, including, without limitation, any provision of any law or regulation or any act of any governmental authority; acts of God; earthquakes; fire; flood; terrorism; wars and other military disturbances; sabotage; epidemics; riots; loss or malfunctions of utilities, computer (hardware or software) or communication services; accidents; labor disputes; acts of civil or military authority and governmental action.

Section 5.03 Representations or Warranties. The Collateral Agent does not make, and shall not be deemed to have made, any representation or warranty as to the validity, legality or enforceability of this Agreement, any other Transaction Document or any other document or instrument or as to the correctness of any statement contained in any thereof, or as to the validity or sufficiency of any of the pledge and security interests granted hereby, except that the Collateral Agent in its individual capacity hereby represents and warrants that (a) each such specified document to which it is a party has been or will be duly executed and delivered by it and (b) this Agreement is the legal, valid and binding obligation of BNYM, enforceable against BNYM in accordance with its terms, subject to the effect of any applicable bankruptcy, insolvency, examination, reorganization, moratorium or similar law affecting creditors’ rights generally and general equitable principles.

Section 5.04 Reliance; Agents; Advice of Counsel. (a) The Collateral Agent shall incur no liability to anyone as a result of acting upon any signature, instrument, notice, resolution, request, consent, order, certificate, report, opinion, bond or other document believed by it to be genuine and believed by it to be signed by the proper party or parties. The Collateral Agent may accept a copy of a resolution of the board or other governing body of any party to this Agreement or any other Transaction Document, certified by the Secretary or an Assistant Secretary thereof or other duly authorized Person of such party as duly adopted and in full force and effect, as conclusive evidence that such resolution has been duly adopted by said board or other governing body and that the same is in full force and effect. As to any fact or matter the manner of ascertainment of which is not specifically described in this Agreement, the Collateral Agent shall be entitled to receive and may for all purposes hereof conclusively rely on a certificate, signed by an officer of any Person, as to such fact or matter, and such certificate shall constitute full protection to the Collateral Agent for any action taken, suffered or omitted to be taken by it in good faith in reliance thereon. The Collateral Agent shall furnish to the Servicer upon request such information and copies of such documents as the Collateral Agent may have and as are necessary for the Servicer to perform its duties under the applicable Transaction Documents. The Collateral Agent shall assume, and shall be fully protected in assuming, that each other party to this Agreement is authorized by its constitutional documents to enter into this Agreement and to take all action permitted to be taken by it pursuant to the provisions of this Agreement, and shall not inquire into the authorization of such party with respect thereto.

(b) The Collateral Agent may execute any of the powers hereunder or perform any duties under this Agreement either directly or by or through agents, or attorneys or a custodian or nominee, provided that the Collateral Agent shall be responsible for any actions or inactions of any such agent, attorney, custodian or nominee (including any co-collateral agent or separate collateral agent appointed pursuant to Section 5.05).

(c) The Collateral Agent may consult with counsel, and any opinion of counsel or any advice of such counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it under this Agreement in good faith and in accordance with such advice or opinion of counsel.

(d) The Collateral Agent shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation under this Agreement or in relation hereto, at the request, order or direction of any of the Secured Parties, pursuant to the provisions of this Agreement, unless the Collateral Agent shall have received written advice, instruction or direction from the Administrative Agent with respect to such matter, and if the funds provided in accordance with Section 8.1(e) of the Credit Agreement are not fully and immediately available to the Collateral Agent to pay for the costs and expenses incurred by the Collateral Agent, such Secured Party shall have offered to the Collateral Agent security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby.

(e) The Collateral Agent shall not be required to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if the funds provided in accordance with Section 8.1(e) of the Credit Agreement are not fully and immediately available to the Collateral Agent to pay for the costs and expenses incurred by the Collateral Agent and none of the provisions contained in this Agreement shall in any event require the Collateral Agent to perform, or be responsible or liable for the manner of performance of, any obligations of the Borrower or the Servicer under any of the Transaction Documents.

(f) [Reserved].

(g) When the Collateral Agent incurs expenses or renders services in connection with an exercise of remedies specified in Section 3.01, such expenses (including the fees and expenses of its counsel) and the compensation for such services is intended to constitute expenses of administration under any bankruptcy law or law relating to creditors’ rights generally.

(h) The Collateral Agent shall not be charged with knowledge of an Event of Default unless a Responsible Officer of the Collateral Agent obtains actual knowledge of such event or the Collateral Agent receives written notice pursuant to Section 9.02 hereof of such event from any of the Secured Parties or the Administrative Agent.

(i) The Collateral Agent shall have no duty to monitor the effectiveness or perfection of any security interest or International Interest in any Collateral or the performance of the Borrower, the Servicer or any other party to the Transaction Documents, nor shall it have any liability in connection with the appointment of the Servicer, or the malfeasance or nonfeasance by such parties. The Collateral Agent shall have no liability in connection with non-compliance by the Borrower, the Servicer or any Lessee under a Lease with statutory or regulatory requirements related to the Collateral, any Aircraft or any Lease. The Collateral Agent shall not make or be deemed to have made any representations or warranties with respect to the Collateral, any Aircraft or any Lease or the validity or sufficiency of any assignment or other disposition of the Collateral, any Aircraft, or any Lease.

(j) Without limiting the generality of the foregoing, the Collateral Agent will not be responsible for the existence, genuineness or value of any of the Collateral or for the validity, perfection, priority or enforceability of the Liens granted to it, for the benefit of the

Secured Parties, in any of the Collateral, whether impaired by operation of law or by reason of any action or omission to act on its part hereunder, except to the extent such action or omission constitutes gross negligence or willful misconduct on the part of the Collateral Agent as determined in the final judgment of a court of competent jurisdiction, for the validity or sufficiency of the Collateral or any agreement or assignment contained therein, for the validity of the title of any Grantor to the Collateral, for insuring the Collateral or for the payment of taxes, charges, assessments or Liens granted to the Collateral Agent, for the benefit of the Secured Parties, upon the Collateral or otherwise as to the maintenance of the Collateral. The Collateral Agent hereby disclaims any representation or warranty to the present and future Secured Parties concerning the perfection of the Liens granted hereunder or concerning the value of any of the Collateral.

(k) The Collateral Agent may request that each of the Borrower and the Administrative Agent deliver an Officer’s Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Agreement, which Officer’s Certificate may be signed by any person authorized to sign an Officer’s Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded.

Section 5.05 Co-Collateral Agent. (a) Notwithstanding any other provisions of this Agreement, but in all events not in limitation of the provisions of Section 5.04(b), at any time for the purpose of meeting any legal requirement of any jurisdiction (including any jurisdiction in which any part of the Collateral may at the time be located), the Collateral Agent shall have the power and may execute and deliver all instruments necessary for the appointment of one or more Persons to act as a co-collateral agent or co-collateral agents, or separate collateral agent or separate collateral agents (including with respect to all or any part of the Collateral), and to vest in such Person or Persons, in such capacity and for the benefit of the Secured Parties, subject to the other provisions of this Section, such powers, duties, obligations and rights as the Collateral Agent may consider necessary or desirable (including title to the Collateral, or any part thereof).

(b) Every separate collateral agent and co-collateral agent shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i) all rights, powers, duties and obligations conferred or imposed upon the Collateral Agent shall be conferred or imposed upon and exercised or performed by the Collateral Agent and such separate collateral agent or co-collateral agent jointly (it being understood that such separate collateral agent or co-collateral agent is not authorized to act separately without the Collateral Agent joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Collateral Agent shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Collateral or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate collateral agent or co-collateral agent, but solely at the direction of the Collateral Agent;

(ii) the Collateral Agent shall not be personally liable by reason of any act or omission of any co-collateral agent or separate collateral agent hereunder selected in good faith. No co-collateral agent hereunder shall be personally liable by reason of any act or omission of the Collateral Agent, any separate collateral agent or any other co-collateral agent hereunder. No separate collateral agent hereunder shall be personally liable by reason of any act or omission of the Collateral Agent, any co-collateral agent or any other separate collateral agent hereunder; and

(iii) the Collateral Agent may at any time accept the resignation of or remove any separate collateral agent or co-collateral agent.

(c) Any notice, request or other writing given to the Collateral Agent shall be deemed to have been given to each of the then separate collateral agents and co-collateral agents, as effectively as if given to each of them. Every instrument appointing any separate collateral agent or co-collateral agent shall refer to this Agreement and the conditions of this Article V. Each separate collateral agent and co-collateral agent, upon its acceptance of an appointment to act in such capacity, shall be vested with the powers, duties, obligations and rights specified in its instrument of appointment, either jointly with the Collateral Agent or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection or rights (including the rights to compensation, reimbursement and indemnification hereunder) to, the Collateral Agent. Every such instrument shall be filed with the Collateral Agent.

(d) Any separate collateral agent or co-collateral agent may at any time constitute the Collateral Agent its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate collateral agent or co-collateral agent shall die, become incapable of acting, resign or be removed, all of his, her or its powers, duties, obligations and rights under this Agreement shall vest in and be exercised by the Collateral Agent, to the extent permitted by law, without appointment of a new or successor collateral agent.

Section 5.06 No Individual Liability. The Collateral Agent shall have no individual liability in respect of all or any part of the Secured Obligations, and all shall look, subject to the Lien and priorities of payment provided in the Credit Agreement, only to the property of the Grantors for payment or satisfaction of the Secured Obligations.

Section 5.07 Entitlement Orders. The Collateral Agent agrees solely with the Administrative Agent and the Borrower that the Collateral Agent shall not originate entitlement orders, other than to apply Available Collections pursuant to and in accordance with Section 8.1(e)(i) and Section 8.1(e)(ii) of the Credit Agreement, without the direction or consent of the Administrative Agent (acting at the direction of the Class A Requisite Lenders). The foregoing covenant is for the benefit of the Administrative Agent and Borrower only and will not be deemed to constitute a limitation on the Collateral Agent’s right, as between the Account Bank and the Collateral Agent, to originate entitlement orders with respect to each Bank Account and the financial assets credited thereto or on the Account Bank’s obligation to comply with those entitlement orders without further consent of the Borrower, the other Grantors or any of them, or any other Person.

ARTICLE VI

SUCCESSOR COLLATERAL AGENTS

Section 6.01 Resignation and Removal of Collateral Agent. The Collateral Agent may resign at any time without cause by giving at least 60 days’ prior written notice to the Borrower and the Administrative Agent. The Administrative Agent (at the direction of the Class A Requisite Lenders) may at any time remove the Collateral Agent, with or without cause, by an instrument in writing delivered to the Secured Parties, the Borrower and the Collateral Agent. No resignation or removal of the Collateral Agent pursuant to this Section 6.01 shall become effective prior to the date of appointment of a successor Collateral Agent and the acceptance of such appointment by such successor Collateral Agent pursuant to Section 6.02 hereof.

Section 6.02 Appointment of Successor. (a) In the case of the resignation or removal of the Collateral Agent, the Administrative Agent (upon the direction of the Class A Requisite Lenders), shall promptly appoint a successor Collateral Agent; provided, that, prior to the occurrence of an Event of Default that has not been waived in writing in compliance with the terms of Section 17.2 of the Credit Agreement, or the occurrence or declaration of the Facility Termination Date under the terms of the Credit Agreement, such successor shall be reasonably acceptable to the Borrower. If a successor Collateral Agent shall not have been appointed and accepted its appointment hereunder within such 30 day period after the Collateral Agent gives notice of resignation as to such class or subclass, the retiring Collateral Agent or the Secured Parties (or Administrative Agent on behalf of the Secured Parties) may petition any court of competent jurisdiction for the appointment of a successor Collateral Agent. If (i) a successor Collateral Agent shall not have been appointed and accepted its appointment hereunder within a 60 day period after the Collateral Agent gives notice of resignation, and (ii) none of the retiring Collateral Agent, the Secured Parties, or the Administrative Agent on behalf of the Secured Parties, is proceeding with a petition for appointment of a successor Collateral Agent, the Borrower may petition any court of competent jurisdiction for the appointment of a successor Collateral Agent. Any successor Collateral Agent so appointed by such court shall immediately and without further act be superseded by any successor Collateral Agent appointed as provided in the first sentence of this paragraph within one year from the date of the appointment by such court.

(b) Any successor Collateral Agent shall execute and deliver to the Secured Parties an instrument accepting such appointment. Upon the acceptance of any appointment as Collateral Agent hereunder, a successor Collateral Agent, upon the execution and filing or recording of such financing statements, or amendments thereto, and such amendments or supplements to this Agreement, and such other instruments or notices, as may be necessary or desirable, or as the Administrative Agent (acting at the direction of the Class A Requisite Lenders) may request, in order to continue the perfection (if any) of the liens granted or purported to be granted hereby, shall succeed to and become vested with all the rights, powers, discretion, privileges and duties of the retiring Collateral Agent, and the retiring Collateral Agent shall be released and discharged from its duties and obligations under this Agreement and the other Transaction Documents. The retiring Collateral Agent shall take all steps necessary to transfer all Collateral in its possession and all its control over the Collateral to the successor Collateral Agent. After any retiring Collateral Agent’s resignation or removal hereunder as to any actions taken or omitted to be taken by it while it was Collateral Agent, the provisions of all of Article VII shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Collateral Agent under this Agreement.

(c) Each Collateral Agent shall be an Eligible Institution acceptable to the Secured Parties.

(d) Any Person into which the Collateral Agent may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Collateral Agent shall be a party, or any Person to which substantially all the business of the Collateral Agent may be transferred, shall be the Collateral Agent under this Agreement without further act.

ARTICLE VII

EXPENSES

Section 7.01 In General. The Borrower shall, upon demand and pursuant to Section 8.1(e) of the Credit Agreement, pay to the Collateral Agent and the Account Bank the amount of any and all reasonable fees and expenses of the Collateral Agent and the Account Bank, including the reasonable fees and expenses of its counsel and of any experts and agents, that each such party may incur in connection with (i) the administration of this Agreement, (ii) the custody, preservation, use or operation of, or the sale of, collection from or other realization upon, any of the Collateral, (iii) the exercise or enforcement of any of the rights of the Collateral Agent, the Account Bank or any other Secured Party against any Grantor hereunder, or (iv) the failure by any Grantor to perform or observe any of the provisions hereof.

Section 7.02 Reserved.

Section 7.03 No Compensation from Secured Parties. The Collateral Agent and the Account Bank each agree that it shall have no right against the Secured Parties for any fee as compensation for its services in such capacity.

Section 7.04 Collateral Agent and Account Bank Fees. In consideration of the Collateral Agent’s and the Account Bank’s performance of the services provided for under this Agreement, the Borrower shall pay to the Collateral Agent and the Account Bank, fees, payable monthly on each Payment Date together with all expenses and charges as set forth under a separate agreement among the Borrower, the Collateral Agent and the Account Bank.

ARTICLE VIII

GUARANTEE

Section 8.01 Guarantee. Each Grantor (for the purposes of this Article VIII, each a “Guarantor”, and together, the “Guarantors”) hereby, jointly and severally, irrevocably and unconditionally, guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, and the punctual performance, of all present and future Secured Obligations (other than any Secured Obligations owing by such Grantor).

Section 8.02 Waiver. Each Guarantor hereby absolutely, unconditionally and irrevocably waives, to the fullest extent permitted by law, (i) promptness, diligence, notice of acceptance and any other notice with respect to the guarantee set forth in this Article VIII (the “Guarantee”), (ii) presentment, demand of payment, protest, notice of dishonor or nonpayment and any other notice with respect to the Secured Obligations, (iii) any requirement that the Administrative Agent, the Collateral Agent, any Funding Agent or any Lender protect, secure, perfect or insure any security interest or lien or any property subject thereto or exhaust any right or take any action against the Borrower or any other Person or any Collateral, and (iv) any other action, event or precondition to the enforcement of the Guarantee or the performance by each Guarantor of its obligations under the Guarantee.

Section 8.03 Waiver. (a) This Guarantee is one of payment and performance, not collection, and the obligations of the Guarantors under this Guarantee are independent of the obligations of the Borrower under the Credit Agreement and any other Transaction Document, and a separate action or actions may be brought and prosecuted against each Guarantor to enforce this Guarantee, irrespective of whether any action is brought against the Borrower or any other Guarantor or whether the Borrower or any other Guarantor is joined in any such action or actions.

(b) The liability of the Guarantors under this Guarantee shall, to the fullest extent permitted under applicable law, be absolute and unconditional irrespective of:

(i) any invalidity, irregularity, voidability, voidness or unenforceability of the Credit Agreement or any other Credit Document or any other agreement or instrument relating thereto, or of all or any part of the Secured Obligations or of any security therefor;

(ii) any change in the manner, place or terms of payment or performance, and/or any change or extension of the time of payment or performance of, renewal or alteration of, any Secured Obligation, any security therefor, or any liability incurred directly or indirectly in respect thereof, or any other amendment or waiver of or any consent to departure from the Credit Agreement or any other Credit Document, including any increase in the Secured Obligations resulting from the extension of additional credit to the Borrower or any Guarantor or otherwise;

(iii) any sale, exchange, release, surrender, realization upon any property by whomsoever at any time pledged or mortgaged to secure, or howsoever securing, all or any of the Secured Obligations, and/or any offset against, or failure to perfect, or continue the perfection of, any lien in any such property, or delay in the perfection of any such lien, or any amendment or waiver of or consent to departure from any other guaranty for all or any of the Secured Obligations;

(iv) any exercise or failure to exercise any rights against the Borrower or others (including the Guarantors);

(v) any settlement or compromise of any Secured Obligation, any security therefor or any liability (including any of those hereunder) incurred directly or indirectly in respect thereof or hereof, and any subordination of the payment of all or any part thereof to the payment of any Secured Obligation (whether due or not) of the Borrower to creditors of the Borrower;

(vi) any manner of application of Collateral, or proceeds thereof, to all or any of the Secured Obligations, or any manner of sale or other disposition of any Collateral for all or any of the Secured Obligations or any other assets of the Borrower or any of the Guarantors;

(vii) any change, restructuring or termination of the existence of any of the Borrower or any of the Guarantors; or

(viii) any other agreements or circumstance of any nature whatsoever which might otherwise constitute a defense available to, or a discharge of, this Guarantee and/or obligations of the Guarantors under the Guarantee, or a defense to, or discharge of, the Borrower or any other Person or party relating to this Guarantee or the obligations of the Guarantors hereunder or otherwise with respect to the Advances extended to the Borrower, in each case other than the indefeasible payment in full of the Secured Obligations.

(c) This Guarantee shall continue to be effective or be reinstated, as the case may be, if claim is ever made upon the Administrative Agent, the Collateral Agent, any Funding Agent or any Lender for repayment or recovery of any amount or amounts received by the Administrative Agent, the Collateral Agent, such Funding Agent or such Lender in payment or on account of any of the Secured Obligations and the Administrative Agent, the Collateral Agent, such Funding Agent or such Lender repays all or part of said amount by reason of any judgment, decree or order of any court or administrative body having jurisdiction over the Administrative Agent, the Collateral Agent, such Funding Agent or such Lender or the respective property of each, or any settlement or compromise of any such claim effected by the Administrative Agent, the Collateral Agent, such Funding Agent or such Lender with any such claimant (including the Borrower), the Guarantors shall be and remain liable to the Administrative Agent, the Collateral Agent, such Funding Agent or such Lender under the Guarantee for the amount so repaid or recovered to the same extent as if such amount had never originally been received by Administrative Agent, the Collateral Agent, such Funding Agent or such Lender.

Section 8.04 Continuing Guarantee. This Guarantee is a continuing one and shall (i) remain in full force and effect until the indefeasible payment and satisfaction in full of the Secured Obligations, (ii) be binding upon each Guarantor, its successors and assigns, and (iii) inure to the benefit of, and be enforceable by, the Administrative Agent, the Collateral Agent, the Funding Agents, the Class A Lenders and their respective successors, transferees and assigns. All obligations to which the Guarantee applies or may apply under the terms hereof shall be conclusively presumed to have been created in reliance hereon.

Section 8.05 Remedies Upon Default. Upon the occurrence (and, unless the Administrative Agent, the Collateral Agent and/or the Class A Lenders have already declared the Facility Termination Date to have occurred, accelerated the Advances, taken any enforcement action and/or otherwise commenced exercising their remedies, during the continuation) of an Event of Default that has not been waived in writing in compliance with the terms of Section 17.2 of the Credit Agreement (with it being understood for the avoidance of doubt that the preceding parenthetical does not preclude the enforcement of the Guarantor’s obligations following any such declaration, acceleration, or taking of other enforcement or remedial action) or if the Facility Termination Date has occurred or been declared under the terms of the Credit Agreement, the Administrative Agent shall, upon the direction of the Class A Requisite Lenders, without the need for any notice to or demand upon the Borrower, be entitled to enforce the obligations of the Guarantors as guarantors under the Guarantee.

Section 8.06 Interest. All amounts payable from time to time by the Guarantors hereunder shall bear interest at the highest Default Rate applicable to the Advances, as if such amounts were payable by the Borrower.

ARTICLE IX

MISCELLANEOUS

Section 9.01 Amendments; Waivers; Etc. (a) No amendment or waiver of any provision of this Agreement, and no consent to any departure by any party from the provisions of this Agreement, shall in any event be effective unless the same shall be in writing and signed by the parties hereto (provided that the signature of the Account Bank shall not be required in connection with any such amendment, waiver or consent unless such amendment, waiver or consent is an amendment or waiver of, or a consent to departure from, any provision of Section 2.06 or such amendment, waiver or consent adversely affects the Account Bank), and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given. In executing and delivering any amendment or modification to this Agreement, unless the terms of Section 5.04(d) shall have been satisfied with respect to such amendment or modification, the Collateral Agent shall be entitled to (i) an Opinion of Counsel delivered by counsel satisfactory to the Collateral Agent stating that such amendment is authorized and permitted pursuant to the Credit Agreement and this Agreement and complies with the terms thereof and hereof or (ii) an Officer’s Certificate of the Borrower stating that such amendment is authorized and permitted pursuant to the Credit Agreement and all conditions precedent to the execution, delivery and performance of such amendment have been satisfied in full. The Collateral Agent may, but shall have no obligation to, execute and deliver any amendment or modification which would affect its duties, powers, rights, immunities or indemnities hereunder.

(b) Upon the execution and delivery by any Person of a Grantor Supplement, (i) such Person shall be referred to as an “Additional Grantor” and shall be and become a Grantor and a Guarantor hereunder, and each reference in this Agreement to “Grantor” shall also mean and be a reference to such Additional Grantor and each reference in this Agreement to “Guarantor” shall also mean and be a reference to such Additional Grantor, (ii) Annexes I, II, III, IV and V attached to each Grantor Supplement shall be incorporated into, become a part of and supplement Schedules I, II, III, IV and V hereto, respectively, and the Collateral Agent may attach such Annexes as supplements to such Schedules; and each reference to such Schedules shall be a reference to such Schedules as so supplemented and (iii) such Additional Grantor shall be a Grantor for all purposes under this Agreement, including under the Guarantee, and shall be bound by the obligations of the Grantors and the Guarantors hereunder.

(c) Upon the execution and delivery by a Grantor of a Collateral Supplement, Annexes I, II, III, IV and V to each Collateral Supplement shall be incorporated into, become a part of and supplement Schedules I, II, III, IV and V hereto, and the Collateral Agent may attach such Annexes as supplements to such Schedules; and each reference to each such Schedule shall be a reference to such Schedule as so supplemented.

Section 9.02 Addresses for Notices. Except in the case of notices and other communications expressly permitted to be given by telephone, all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service or sent by facsimile or electronic mail, to the intended party at the address, facsimile number or email address of such party set forth below or at such other address or facsimile number as shall be designated by such party in a written notice to the other parties hereto. Notices or other communications sent by hand or overnight courier service shall be deemed to have been given when received; notices or other communications sent by facsimile shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next business day for the recipient), except in the case of notices or communications given to the Collateral Agent or the Account Bank, which shall be effective only upon actual receipt by it at its Corporate Trust Office.

If to Borrower or any other Borrower Group Member:

Avolon Aerospace (Warehouse 1) Limited

Building 1, The Oval

Shelbourne Road

Ballsbridge

Dublin 4

Ireland

Attention: the Directors

Telephone: +353 1 231 5800

Facsimile: +353 1 4853242

Email: notices@avolon.aero

If to the Collateral Agent:

The Bank of New York Mellon

101 Barclay Street, Floor 8W

New York, NY 10286

Attention: Corporate Trust Division – Corporate Finance Unit

Facsimile No.: (212) 815-5708

If to the Account Bank:

The Bank of New York Mellon

101 Barclay Street, Floor 8W

New York, NY 10286

Attention: Corporate Trust Division – Corporate Finance Unit

Facsimile No.: (212) 815-5708

If to the Administrative Agent:

60 Wall Street, 27th Floor

Mailstop NYC60-2720

New York, NY 10005

Facsimile: (212) 553-2464

Attention: Jin Hwang and Youngmi Park

e-mail: jin.hwang@db.com and youngmi.park@db.com

or, as to each party, at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this Section 9.02.

The Collateral Agent and the Account Bank shall each have the right, but shall not be required, to rely upon and comply with instructions and directions sent by e-mail, facsimile and other similar unsecured electronic methods by persons believed by it to be authorized to give instructions and directions on behalf of the Borrower or the Administrative Agent. The Collateral Agent and the Account Bank shall each have no duty or obligation to verify or confirm that the person who sent such instructions or directions is, in fact, a person authorized to give instructions or directions on behalf of the Borrower or the Administrative Agent; and the Collateral Agent and the Account Bank shall have no liability for any losses, liabilities, costs or expenses incurred or sustained by the Borrower or the Administrative Agent as a result of such reliance upon or compliance with such instructions or directions. The Borrower and the Administrative Agent each agree to assume all risks arising out of their respective use of such electronic methods to submit instructions and directions to the Collateral Agent or the Account Bank, including without limitation the risk of the Collateral Agent or the Account Bank acting on unauthorized instructions, and the risk of interception and misuse by third parties.

Section 9.03 No Waiver; Remedies. No failure on the part of the Collateral Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

Section 9.04 Severability; Enforcement. (a) If any provision of this Agreement shall be invalid, illegal or unenforceable (in whole or in part) for any reason (in any relevant jurisdiction), the remaining provisions of this Agreement, modified by the deletion of the invalid, illegal or unenforceable portion (in any relevant jurisdiction), will continue in full force and effect, and such invalidity, illegality or unenforceability will not otherwise affect the validity, legality or enforceability of the remaining provisions of this Agreement so long as this

Agreement as so modified continues to express, without material change, the original intentions of the parties hereto as to the subject matter hereof and the deletion of such portion of this Agreement will not substantially impair the respective expectations of any party hereto under this Agreement.

(b) Each Borrower Subsidiary’s grant of a security interest shall be limited so as to secure the Secured Obligations, and each Borrower Subsidiary’s guarantee shall be limited so as to guarantee the Secured Obligations, in an amount equal to the largest amount that would not render such grant or guarantee avoidable, invalid or unenforceable on account of Section 548 of the United States Bankruptcy Code, any applicable provision of comparable state law or any other state or federal bankruptcy, insolvency, examination, reorganization or other law affecting the rights of creditors generally.

Section 9.05 Continuing Security Interest; Assignments. Subject to Section 9.06(b), this Agreement shall create a continuing security interest in the Collateral and shall (a) remain in full force and effect until the earlier of the payment in full in cash of the Secured Obligations and the circumstances specified in Section 9.06(b), (b) be binding upon each Grantor, its successors and assigns and (c) inure, together with the rights and remedies of the Administrative Agent and the Collateral Agent hereunder, to the benefit of the Secured Parties and their respective successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), any Secured Party may assign or otherwise transfer all or any portion of its rights and obligations under any Transaction Document to which it is a party in accordance with the terms thereof to any other Person, and such other Person shall thereupon become vested with all the rights in respect thereof granted to such Secured Party herein or otherwise. No Borrower Group Member may assign or otherwise transfer all or any portion of its obligations hereunder without the prior written consent of the Administrative Agent and each Lender.

Section 9.06 Release and Termination. (a) Upon any sale, lease, transfer or other disposition of any item of Collateral in accordance with the terms of this Agreement and the Credit Agreement, the Collateral Agent (at the Administrative Agent’s direction (acting at the direction of the Class A Requisite Lenders)) will, at the Borrower’s expense, execute and deliver to the Grantor of such item of Collateral such documents as such Grantor shall reasonably request to evidence the release of (or discharge in respect of, in the case of an International Interest) such item of Collateral from the assignment and security interest (or International Interest) granted hereby, including the release of any and all security deposits, maintenance reserves, letters of credit, insurance or other proceeds and all other items related to the released Collateral.

(b) Upon the payment in full in cash of the Secured Obligations (and the expiration or termination of all commitments of the Class A Lenders under the Credit Agreement), the pledge, assignment and security interest or International Interest, as applicable, granted hereby shall terminate and all rights to the Collateral shall revert to the applicable Grantors. Upon receipt of a written notice from the Administrative Agent specifying any such termination or discharge, the Collateral Agent (at the Administrative Agent’s direction) will, at the Borrower’s expense, execute and deliver to each relevant Grantor such documents as such Grantor shall prepare and reasonably request to evidence such termination or discharge (and, as appropriate, redeliver certificates or other instruments representing or evidencing any of the Collateral).

Section 9.07 Limited Recourse. All amounts payable by the Borrower or any Borrower Subsidiary in respect of its obligations hereunder and the Secured Obligations shall be recoverable only from and to the extent of, and all recourse to each Guarantor in respect of its guarantee of payment and of performance hereunder shall be limited to, in each case, the Collateral and any proceeds thereof. No recourse under any obligation of the Borrower or any Borrower Subsidiary evidenced by this Agreement shall be had against any shareholder, officer, agent or director of the Borrower or any Borrower Subsidiary, by the enforcement of any assessment or by any proceeding by virtue of any statute or otherwise; it being expressly agreed and understood that this Agreement evidences a corporate obligation of the Borrower and any Borrower Subsidiary and no personal liability shall attach to or be incurred by the shareholders, officers, agents or directors of the Borrower or any Borrower Subsidiary as such, or any of them under or by reason of any of the obligations evidenced by this Agreement, and that any and all personal liability for breaches by the Borrower or any Borrower Subsidiary of any of such obligations, covenants or agreements, either at law or by statute or constitution, of every such shareholder, officer, agent or director is hereby expressly waived by the Collateral Agent and the Administrative Agent.

All amounts payable by each Guarantor in respect of its obligations hereunder and the Secured Obligations shall be recoverable only from and to the extent of the security granted by such Guarantor in its capacity as Grantor and any proceeds thereof. No recourse under any obligation of such Guarantor evidenced by this Agreement shall be had against any shareholder (other than the Borrower), officer, agent or director of such Guarantor, by the enforcement of any assessment or by any proceeding by virtue of any statute or otherwise; it being expressly agreed and understood that this Agreement evidences a corporate obligation of such Guarantor and no personal liability shall attach to or be incurred by the shareholders (other than any other Borrower Group Member), officers, agents or directors of such Guarantor as such, or any of them under or by reason of any of the obligations evidenced by this Agreement, and that any and all personal liability for breaches by such Guarantor of any of such obligations, covenants or agreements, either at law or by statute or constitution, of every such shareholder (other than any other Borrower Group Member), officer, agent or director is hereby expressly waived by the Collateral Agent and the Administrative Agent.

Section 9.08 Non Petition. The Account Bank, and, absent the prior written consent of the Administrative Agent (acting at the direction of the Class A Requisite Lenders), the Collateral Agent, shall not take any action or commence any proceedings against the Borrower, any Borrower Subsidiary or any Guarantor to recover any amounts due and payable by the Borrower, any Borrower Subsidiary or any Guarantor under this Agreement except as expressly permitted by the provisions of this Agreement. The Account Bank, and, absent the prior written consent of the Administrative Agent (acting at the direction of the Class A Requisite Lenders), the Collateral Agent, shall not take any action or commence any proceedings or petition a court for the liquidation of the Borrower, any Borrower Subsidiary or any Guarantor, nor enter into any arrangement, reorganisation or insolvency proceedings in relation to the Borrower, any Borrower Subsidiary or any Guarantor whether under the laws of the Cayman Islands or other applicable bankruptcy laws until one year and one day after the later to occur of the payment of all of the amounts due or the application of all of the proceeds of the Collateral.

Section 9.09 Governing Law; Venue THIS AGREEMENT SHALL IN ACCORDANCE WITH SECTION 5-1401 AND SECTION 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES THEREOF THAT WOULD CALL FOR THE APPLICATION OF THE LAWS OF ANY OTHER JURISDICTION, EXCEPT TO THE EXTENT THAT THE PERFECTION OF THE INTERESTS OF THE COLLATERAL AGENT FOR THE BENEFIT OF THE SECURED PARTIES IN THE COLLATERAL, OR REMEDIES HEREUNDER, IN RESPECT THEREOF, ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK.

(b) EACH PARTY TO THIS AGREEMENT HEREBY IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE NONEXCLUSIVE JURISDICTION OF THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO ANY CREDIT DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT, ANY FUNDING AGENT OR ANY LENDER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER CREDIT DOCUMENT AGAINST AVOLON, THE BORROWER OR ANY OTHER BORROWER GROUP MEMBER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c) EACH PARTY TO THIS AGREEMENT HEREBY WAIVES ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY SUIT, LEGAL ACTION OR PROCEEDING ARISING DIRECTLY OR INDIRECTLY UNDER OR RELATING TO THIS AGREEMENT IN THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY OR THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK AND HEREBY FURTHER WAIVES ANY CLAIM THAT THE SUPREME COURT OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY OR

THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK IS NOT A CONVENIENT FORUM FOR ANY SUCH SUIT, LEGAL ACTION OR PROCEEDING.

(d) EACH GRANTOR AGREES THAT THE PROCESS BY WHICH ANY SUIT, ACTION OR PROCEEDING IS BEGUN MAY BE SERVED ON IT BY BEING DELIVERED IN CONNECTION WITH ANY SUIT, ACTION OR PROCEEDING IN THE CITY OF NEW YORK TO AVOLON AEROSPACE (NEW YORK) INC., WITH AN OFFICE ON THE DATE HEREOF AT ONE STAMFORD PLAZA, 263 TRESSER BOULEVARD, 9TH FLOOR, SUITE 905, STAMFORD, CT 06901, USA, AND EACH OF THEM HEREBY APPOINTS AVOLON AEROSPACE (NEW YORK) INC. AS ITS DESIGNEE, APPOINTEE AND AGENT TO RECEIVE, ACCEPT AND ACKNOWLEDGE FOR AND ON ITS BEHALF SUCH SERVICE OF LEGAL PROCESS, WHICH SHALL CONSTITUTE EFFECTIVE SERVICE AS IF PERSONALLY SERVED PURSUANT TO SECTION 311 OF THE NEW YORK CIVIL PRACTICE LAW AND RULES OR RULE 4 OF THE U.S. FEDERAL RULES OF CIVIL PROCEDURE, OR ANY SUCCESSOR SECTION THEREOF.

(e) EACH GRANTOR HEREBY CONSENTS GENERALLY IN RESPECT OF ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT TO THE GIVING OF ANY RELIEF OR THE ISSUE OF ANY PROCESS IN CONNECTION WITH SUCH ACTION OR PROCEEDING, INCLUDING THE MAKING, ENFORCEMENT OR EXECUTION AGAINST ANY PROPERTY WHATSOEVER (IRRESPECTIVE OF ITS USE OR INTENDED USE) OF ANY ORDER OR JUDGMENT WHICH MAY BE MADE OR GIVEN IN SUCH ACTION OR PROCEEDING.

Section 9.10 Waiver of Jury Trial. EACH OF THE PARTIES HERETO HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER TRANSACTION DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE BORROWER, ANY OTHER GRANTOR, THE ADMINISTRATIVE AGENT, THE COLLATERAL AGENT OR ANY SECURED PARTY. EACH OF THE PARTIES HERETO ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER TRANSACTION DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE OTHER PARTIES ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER TRANSACTION DOCUMENT.

Section 9.11 Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed signature page of a counterpart of this Agreement by facsimile or by e-mail in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart of this Agreement.

Section 9.12 Table of Contents, Headings, Etc. The Table of Contents and headings of the Articles and Sections of this Agreement have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms and provisions hereof.

Section 9.13 Effectiveness; Date of this Agreement. This Agreement shall become effective upon the effectiveness of the Third Amended and Restated Credit Agreement.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by its representative or officer thereunto duly authorized as of the date first above written.

Signed Sealed and Delivered

by	/s/ Ed Riley
the duly appointed attorney of
AVOLON AEROSPACE (WAREHOUSE 1) LIMITED in the presence of: /s/ James Outram

THE BANK OF NEW YORK MELLON, as Collateral Agent

By:	/s/ Latoya S. Elvin
	Name:	Latoya S. Elvin
	Title:	Vice President

THE BANK OF NEW YORK MELLON, as Account Bank

By:	/s/ Latoya S. Elvin
	Name:	Latoya S. Elvin
	Title:	Vice President

Signature Page to Amended and Restated Security Trust and Guarantee Agreement

DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent

By:	/s/ Youngm Park
	Name:	Youngm Park
	Title:	Vice President

By:	/s/ Dominador S. De Guzman III
Name:	Dominador S. De Guzman III
Title:	Assistant Vice President

Signature Page to Amended and Restated Security Trust and Guarantee Agreement

AVOLON AEROSPACE AOE 31 LIMITED

By:	/s/ Deirdre Ni Chearbhaill
	Name:	Deirdre Ni Chearbhaill
	Title:	Authorised Signatory

AVOLON AEROSPACE AOE 45 LIMITED

By:	/s/ Deirdre Ni Chearbhaill
	Name:	Deirdre Ni Chearbhaill
	Title:	Authorised Signatory

AVOLON AEROSPACE AOE 51 LIMITED

By:	/s/ Deirdre Ni Chearbhaill
	Name:	Deirdre Ni Chearbhaill
	Title:	Authorised Signatory

Signature Page to Amended and Restated Security Trust and Guarantee Agreement

WELLS FARGO BANK NORTHWEST, NATIONAL ASSOCIATION, not in its individual capacity, but only as owner trustee under that certain Trust Agreement (2013 N914NN) dated as of January 31, 2013 by and between Avolon Aerospace AOE 51 Limited, as trustor, and Wells Fargo Bank Northwest, National Association, as owner trustee

By:	/s/ Jon Croasmun
	Name:	Jon Croasmun
	Title:	Vice President

Signature Page to Amended and Restated Security Trust and Guarantee Agreement

Pursuant to Section 17.2 of the Credit Agreement, each of the undersigned hereby consents to the foregoing Amended and Restated Security Trust and Guarantee Agreement:

KfW IPEX-BNK GmbH, as Primary Non-Conduit Lender and a Class A Lender		BNP PARIBAS SA, as a Primary Non-Conduit Lender and a Class A Lender

By:	/s/ Markus Mostert	By:	/s/ Richard Demeaux
Name:	Markus Mostert	Name:	Richard Demeaux
Title:	Vice President	Title:	Director

By:	/s/ Patricia Immier	By:	/s/ Antoine Treguer
Name:	Patricia Immier	Name:	Antoine Treguer
Title:	Vice President	Title:	Director, Aviation Finance Group

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Primary Non-Conduit Lender and a Class A Lender		DEUTSCHE BANK AG, LONDON BRANCH, as a Primary Non-Conduit Lender and a Class A Lender

By:	/s/ Olivia de Cabissole	By:	/s/ Richard Moody
Name:	Olivia de Cabissole	Name:	Richard Moody
Title:	Vice President	Title:	Managing Director

By:	/s/ Julie Clamou	By:	/s/ Zach Veitch
Name:	Julien Clamou	Name:	Zach Veitch
Title:	Director	Title:	Director

Signature Page to Amended and Restated Security Trust and Guarantee Agreement

SCHEDULE I

Security Trust and Guarantee Agreement

PLEDGED STOCK

Stock Issuer	Par Value	Certificate No(s).	Number of Shares Pledged	Percentage of Shares Issued and Outstanding

PLEDGED MEMBERSHIP INTERESTS

Borrower	Certificate No.	Percentage of Membership Interests

PLEDGED BENEFICIAL INTERESTS

All of the beneficial interests created in the trusts pursuant to each Trust Agreement listed on Schedule III attached hereto.

SCHEDULE II

Security Trust and Guarantee Agreement

JURISDICTION OF ORGANIZATION, CHIEF PLACE OF BUSINESS

AND CHIEF EXECUTIVE OR REGISTERED OFFICE

Name of Grantor	Chief Executive Office, Chief Place of Business and Registered Office, Jurisdiction

Avolon Aerospace (Warehouse 1) Limited

Chief Place of Business: Block 3, The Oval Shelbourne Road Ballsbridge Dublin 4 Ireland
Registered Office: PO Box 309, Ugland House Grand Cayman KY1-1104 Cayman Islands
Jurisdiction of Organization: Cayman Islands

[Other Grantors]

SCHEDULE III

Security Trust and Guarantee Agreement

TRUST AGREEMENTS

None

SCHEDULE IV

Security Trust and Guarantee Agreement

AIRCRAFT COLLATERAL

None

SCHEDULE V

Security Trust and Guarantee Agreement

COMMERCIAL TORT CLAIMS

None

EXHIBIT A

Security Trust and Guarantee Agreement

RESERVED

EXHIBIT B-1

Security Trust and Guarantee Agreement

[FORM OF COLLATERAL SUPPLEMENT]

The Bank of New York Mellon, as Collateral Agent

101 Barclay Street, Floor 8W

New York, NY 10286

Attention: Corporate Trust Division –

Corporate Finance Unit

[Date]

Attention:

Re: Security Trust and Guarantee Agreement, dated as of [                 ], 2013

Ladies and Gentlemen:

Reference is made to the Amended and Restated Security Trust and Guarantee Agreement (the “Security Trust and Guarantee Agreement”), dated as of May 6, 2013 among Avolon Aerospace (Warehouse 1) Limited, an exempted company incorporated under the laws of the Cayman Islands (the “Borrower”), the Borrower Subsidiaries listed on the signature pages of, or who otherwise become grantors under, the Security Trust and Guarantee Agreement (together with the Borrower, the “Grantors”), The Bank of New York Mellon (“BNYM”) as Collateral Agent and Account Bank, and Deutsche Bank Trust Company Americas, as Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Security Trust and Guarantee Agreement.

The undersigned hereby delivers, as of the date first above written, the attached Annexes I, II III and IV pursuant to Section 2.18 of the Security Trust and Guarantee Agreement.

The undersigned Grantor hereby confirms that the property included in the attached Annexes constitutes part of the Collateral and hereby makes each representation and warranty set forth in Section 2.03 of the Security Trust and Guarantee Agreement (as supplemented by the attached Annex) with respect to such property.

Attached are (i) where required with respect to any Assigned Document the consents, acknowledgements and/or notices (including, without limitation, a Notice and Acknowledgment) as are called for under Section 2.08 of the Security Trust and Guarantee Agreement and (ii) duly completed copies of Annexes I, II, III, IV and V hereto.

This Collateral Supplement shall in all respects be governed by, and construed in accordance with, the internal substantive laws of the State of New York (without giving effect to conflicts of law principles thereof), including all matters of construction, validity and performance.

[GRANTOR SIGNATURE BLOCK]

Acknowledged and agreed to as of the date first above written:

THE BANK OF NEW YORK MELLON, not in its individual capacity, but solely as Collateral Agent

By:
Name:
Title:

3

ANNEX I

Collateral Supplement

PLEDGED STOCK

Stock Issuer	Par Value	Certificate No(s).	Number of Shares Pledged	Percentage of Shares Issued and Outstanding
100%

PLEDGED MEMBERSHIP INTERESTS1

Issuer	Certificate No.	Percentage of Membership Interests

PLEDGED DEBT

Debt Issuer	Description of Debt	Date

PLEDGED BENEFICIAL INTERESTS

All of the beneficial interests created in the trusts pursuant to each Trust Agreement listed on Annex III attached hereto.

ANNEX II

Collateral Supplement

JURISDICTION OF ORGANIZATION, CHIEF PLACE OF BUSINESS

AND CHIEF EXECUTIVE OR REGISTERED OFFICE

Name of Grantor	Chief Executive Office, Chief Place of Business and Registered Office, Jurisdiction

[ ]

ANNEX III

Collateral Supplement

TRUST AGREEMENTS

ANNEX IV

Collateral Supplement

AIRCRAFT COLLATERAL

ANNEX V

Collateral Supplement

COMMERCIAL TORT CLAIMS

Notice and Acknowledgment and Other Consents

[See attached]

2

EXHIBIT B-2

Security Trust and Guarantee Agreement

[FORM OF GRANTOR SUPPLEMENT]

The Bank of New York Mellon, as Collateral Agent

101 Barclay Street, Floor 8W

New York, NY 10286

Attention: Corporate Trust Division –

    Corporate Finance Unit

[Date]

Attention:

Re: Amended and Restated Security Trust and Guarantee Agreement, dated as of [                 ], 2013

Ladies and Gentlemen:

Reference is made to the Amended and Restated Security Trust and Guarantee Agreement (the “Security Trust and Guarantee Agreement”), dated as of May 6, 2013 among [Avolon Aerospace (Warehouse 1) Limited], an exempted company incorporated under the laws of the Cayman Islands (the “Borrower”), the Borrower Subsidiaries listed on the signature pages of, or who otherwise become grantors under, the Security Trust and Guarantee Agreement (together with the Borrower, the “Grantors”), The Bank of New York Mellon (“BNYM”) as Collateral Agent and Account Bank, and Deutsche Bank Trust Company Americas, as Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to them in the Security Trust and Guarantee Agreement.

The undersigned hereby agrees, as of the date first above written, to become a Grantor, and for the purposes of the Guarantee thereunder, a Guarantor, under the Security Trust and Guarantee Agreement as if it were an original party thereto and agrees that each reference in the Security Trust and Guarantee Agreement to “Grantor” and “Guarantor” shall also mean and be a reference to the undersigned.

To secure the Secured Obligations, the undersigned Grantor hereby assigns and pledges to the Collateral Agent for its benefit and the benefit of the Secured Parties, and hereby grants to the Collateral Agent for its benefit and the benefit of the Secured Parties, a security interest in, all of its right, title and interest in and to:

[To be completed as appropriate]

The undersigned Grantor hereby makes each representation and warranty set forth in Section 2.03 of the Security Trust and Guarantee Agreement (as supplemented by the attached Annexes) and hereby agrees to be bound as a Grantor by all of the terms and provisions of the Security Trust and Guarantee Agreement. Each reference in the Security Trust and Guarantee Agreement to the Aircraft Collateral, the Pledged Stock, the Pledged Debt, the Pledged Beneficial Interests, the Pledged Membership Interests, the Security Collateral, the Beneficial Interest Collateral, the Membership Interest Collateral, the Bank Account Collateral, the Investment Collateral, the Assigned Agreement, the Assigned Agreement Collateral, the Aircraft Purchase Collateral, the Assigned Leases, the Servicing Agreement, the Servicing Collateral, the Lease Collateral, and the Assigned Documents shall be construed to include a reference to the corresponding Collateral hereunder.

Attached are (i) where required with respect to any Assigned Document the consents, acknowledgements and/or notices (including, without limitation, a Notice and Acknowledgment) as are called for under Section 2.08 of the Security Trust and Guarantee Agreement, (ii) duly completed copies of Annexes I, II, III, IV and V hereto [and (iv) an Irish Charge/Cayman Islands Share Charge] [insert if applicable].

2

This Grantor Supplement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York (without giving effect to conflicts of law principles thereof), including all matters of construction, validity and performance.

[GRANTOR SIGNATURE BLOCK]

Acknowledged and agreed to as of the date first above written:

THE BANK OF NEW YORK MELLON, not in its individual capacity, but solely as Collateral Agent

By:
Name:
Title:

3

ANNEX I

Grantor Supplement

PLEDGED STOCK

Stock Issuer	Par Value	Certificate No(s).	Number of Shares	Percentage of Outstanding Shares

PLEDGED MEMBERSHIP INTERESTS

Issuer	Certificate No.	Percentage of Membership Interests

PLEDGED DEBT

Debt Issuer	Description of Debt	Date

PLEDGED BENEFICIAL INTERESTS

All of the beneficial interests created in the trusts pursuant to each Trust Agreement listed on Annex III attached hereto.

ANNEX II

Grantor Supplement

NAME OF GRANTOR	CHIEF EXECUTIVE OFFICE	CHIEF PLACE OF BUSINESS	REGISTERED OFFICE

ANNEX III

Grantor Supplement

TRUST AGREEMENTS

ANNEX IV

Grantor Supplement

AIRCRAFT COLLATERAL

ANNEX V

Grantor Supplement

COMMERCIAL TORT CLAIMS

Notice and Acknowledgment and Other Consents

[See attached.]

2

EXHIBIT C

Security Trust and Guarantee Agreement

[Reserved]

EXHIBIT D

Security Trust and Guarantee Agreement

FORM OF NOTICE AND ACKNOWLEDGMENT1

From:	[Name of Lessor] (the “Lessor”)

To:	[Name of Lessee] (the “Lessee”)

                 , 201

Ladies and Gentlemen:

We refer to the lease agreement described on the attached Schedule 1 (as supplemented and amended from time to time, the “Lease Agreement”) relating to one [make and model of aircraft] with manufacturer’s serial number          (together with the engines described in the Lease Agreement, the “Aircraft”). All terms defined in the Lease Agreement shall, unless the context otherwise requires, have the same meanings in this Notice and Acknowledgment (this “Notice”).

We hereby notify you, and for good and valuable consideration, the receipt of which is hereby acknowledged, you acknowledge and agree to the following:

1.	By (i) an Amended and Restated Security Trust and Guarantee Agreement dated as of May 6, 2013 (the “Security Assignment”) by and among The Bank of New York Mellon, as Collateral Agent (the “Collateral Agent”) and ourselves and the other parties named therein, and (ii) an Aircraft Mortgage dated , 201 (the “Mortgage”) between the Collateral Agent and ourselves, we have, among other things, assigned to the Collateral Agent as security, and granted to the Collateral Agent a security interest in, all of our right, title and interest in and to (a) the Aircraft, (b) the Lease Agreement, and all other agreements (including any side letters, guarantees, subleases or option agreements) entered into in connection with, or relating to, the Lease Agreement (collectively, the “Security Assignment Documents”) and (c) the rent payable under the Lease Agreement and, if any, all letters of credit, maintenance reserves, security deposits, other supporting obligations and arrangements, indemnity payments covering loss of or damage to the Aircraft, and insurance proceeds, and all proceeds of any of the foregoing (collectively,

[1]

Subject to modifications in the case of each Lease to conform to the terms thereof, as may be reasonably requested by the Collateral Agent, and subject to any amendments agreed to by the Servicer in response to reasonable requests of a Lessee, provided that the Administrative Agent, acting at the direction of the Class A Requisite Lenders, has given its prior written consent to such amendments.

“Security Amounts”) relating to the Aircraft or the Security Assignment Documents. [In connection with such assignment and grant, the Collateral Agent has agreed to execute and deliver to you a Confirmation of Quiet Enjoyment in the form attached hereto as Schedule 2.][2] The Lessee hereby consents, effective as of the date hereof, to such security assignment and grant in favor of the Collateral Agent.

2.	From and after the date of this Notice, Avolon Aerospace Leasing Limited (“Avolon”), in its capacity as primary servicer for the Lessor, will act as Lessor’s attorney-in-fact, servicer and agent for all matters related to the Aircraft, the Security Assignment Documents and the Security Amounts (in such capacity, the “Servicer”). We hereby authorize you, and you agree, to rely upon (and to comply with, where the context calls for such compliance) communications you receive from Avolon (or any successor Servicer whose appointment you receive written notice from the Collateral Agent) in connection with the Security Assignment Documents and the Security Amounts as if received from the Lessor, subject in all cases to the rights of the Collateral Agent as provided in this Notice.

3.	From and after the date of this Notice, you agree to provide a copy of all notices you send to the Lessor under the Lease Agreement to Avolon at the address set forth below (and to any such successor Servicer at the address set forth in such notice of appointment):

Building 1, The Oval

Shelbourne Road

Ballsbridge

Dublin 4

Ireland

Attention: Chief Operating Officer

Telephone: +353 1 231 5800

Facsimile: +353 1 485 3242

Email: notices@avolon.aero

4.	From and after the date of this Notice, unless and until the Collateral Agent otherwise directs in writing, (i) all monies (other than maintenance reserves) that are payable by you under the Lease Agreement or any other Security Assignment Document to which the Lessee is a party shall be paid to:

The Bank of New York Mellon

ABA No.	021000018

Account No.	GLA/111-565

Account Name: Corporate Trust Agency

[2]	Include only if Lease requires acknowledgment of quiet enjoyment.

2

For further credit to:

Account No.	237123

Account Name:	Avolon Collection Account

Ref: [Name of Lessee]; MSN [ ]

and (ii) all monies in respect of maintenance reserves that are payable by you under the Lease Agreement or any other Security Assignment Document to which the Lessee is a party shall be paid to:

The Bank of New York Mellon

ABA No.	021000018

Account No.	GLA/111-565

Account Name: Corporate Trust Agency

For further credit to:

Account No.	23712

Account Name:	Avolon Maintenance Reserve Account

Ref: [Name of Lessee]; MSN [ ]

5.	From and after the date of this Notice, if the Collateral Agent delivers to you a written notice that it has exercised its rights under the Security Trust Agreement or Mortgage (a “Relevant Notice”), then you shall thereafter perform, observe and comply with all terms of the Lease Agreement and the other Security Assignment Documents for the benefit of the Collateral Agent as if the Collateral Agent were named in place of the Lessor in the Security Assignment Documents. After the Collateral Agent delivers any Relevant Notice, you shall not recognize the exercise by the Lessor (or Avolon or any successor Servicer) of any of its rights and powers under the Security Assignment Documents unless and until requested to do so by the Collateral Agent.

6.	You agree to cause the hull and liability insurance (including war-risk insurance) required to be maintained under the Lease Agreement to be endorsed as specified in the attached Schedule 3 and to obtain from your insurance/reinsurance brokers revised certificates of insurance and broker’s letter of undertaking to evidence such endorsements.

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7.	You agree that the Lease Agreement [is hereby/has been], effective as of the date hereof, amended to include (i) Avolon Aerospace (Warehouse 1) Limited, (ii) Avolon, as primary servicer, (iii) the Collateral Agent, (iv) Deutsche Bank Trust Company Americas, as Administrative Agent and Primary Funding Agent, and (iv) the Other Funding Agents and the Class A Lenders identified on Schedule 3 as “Indemnitees” for all purposes of the Lease Agreement.

8.	You represent and warrant to each Indemnitee as follows:

(a)	This Notice and the Security Assignment Documents to which the Lessee is a party have each been duly authorized, executed and delivered by, and constitute a legal, valid and binding agreement of, the Lessee, enforceable (except as enforceability may be limited by (x) applicable bankruptcy, insolvency, examination, reorganization or other similar law, and (y) general principles of equity) against the Lessee in accordance with their respective terms.

(b)	No “Total Loss”, “Event of Loss” or similar event as defined in the Lease Agreement has occurred as to the Aircraft or the related engines, and the Certificate of Airworthiness for the Aircraft remains in full force and effect.

(c)	On the date of this Notice, no “Event of Default” as defined in the Lease Agreement has occurred and is continuing.

(d)	The Lessee is not entitled to any offset against any amounts payable under the Security Assignment Documents and the Lessee has no present claim against the Lessor with respect to the Aircraft, the Security Assignment Documents or the Security Amounts.

(e)	The representations and warranties of the Lessee contained in Section [—] of the Lease Agreement are true and correct as of the date hereof.

9.	You will install identification plates on the Aircraft (airframe and each engine) in accordance with Section [—] of the Lease Agreement to note that Lessor is the owner of the Aircraft and the Collateral Agent is the mortgagee of the Aircraft. You will do so as promptly as practicable but in any event not later than the earlier of (i) the date that is thirty (30) days following the date hereof and (ii) the date required for the installation of such plates under the terms of such section. You will as promptly as practicable take any action requested by Lessor that may be taken only by you as operator of the Aircraft to cause the interest of the Lessor and Collateral Agent in the Aircraft and Lease Agreement to be appropriately noted in the aircraft registry of the country in which the Aircraft is registered. You will also take any action requested by the Lessor that may be taken only by you as operator of the Aircraft to record the [Mortgage/Local Law Mortgage] on such aircraft registry. You will cause such notation and registration to be appropriately maintained under applicable law during the term of the Lease.

This Notice and the authorizations and instructions contained in this Notice are irrevocable unless and until you receive written notice to the contrary from the Collateral Agent. The Collateral Agent shall not be bound by, nor have any liability for the performance of, any of the Lessor’s obligations under the Security Assignment Documents (whether taken by the Lessor,

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Avolon or any successor attorney-in-fact and manager) unless expressly agreed to in writing by the Collateral Agent following the exercise by the Collateral Agent of remedies under the Security Assignment or Mortgage.

Yours faithfully

For and on behalf of
[NAME OF LESSOR]

ACKNOWLEDGED AND AGREED this day of , 20

[NAME OF LESSEE]

By:
Name:
Title:

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SCHEDULE 1                Lease Agreement

[Description of Lease Agreement]

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SCHEDULE 2                Confirmation of Quiet Enjoyment

From:	The Bank of New York Mellon, as Collateral Agent (the “Collateral Agent”)

To:	[Name of Lessee]
[Address of Lessee]

Attention:

                 , 201

Ladies and Gentlemen:

We refer to the lease agreement described on the attached Schedule 1 (as assigned, supplemented and amended from time to time, the “Lease Agreement”), relating to one [make and model of aircraft] bearing manufacturer’s serial number          and          registration mark          (the “Aircraft”). Words and expressions defined in Lease Agreement shall have the same respective meaning when used herein.

In consideration of your consent, acknowledgment and agreements to the Notice and Acknowledgment of Assignment, dated this date, from Lessor to you (the “Notice”), we hereby agree that so long as no Event of Default shall have occurred and be continuing, we will not, take any action that would interfere with Lessee’s rights to quiet and peaceful enjoyment of the Aircraft under and in accordance with the terms of the Lease Agreement.

Yours faithfully

for and on behalf of
THE BANK OF NEW YORK MELLON, as Collateral Agent

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SCHEDULE 3                Insurance

(A)	Without limiting the requirements of the Lease Agreement, all required hull, spares and hull war risk insurance shall (i) name each “Indemnitee” referred to in paragraph 7 of the Notice and Acknowledgment to which this Schedule is attached as additional insureds and (ii) designate the Collateral Agent as the sole loss payee in relation to any total loss.

(B)	All required liability (including war risk liability) insurance shall include (i) the Lessor, (ii) Avolon Aerospace (Warehouse 1) Limited, (iii) Avolon Aerospace Leasing Limited, (iv) the Collateral Agent, (v) Credit Agricole Corporate and Investment Bank; Deutsche Bank AG, London Branch; KfW IPEX-Bank GmbH; BNP Paribas SA, (v) Deutsche Bank Trust Company Americas, as Administrative Agent, on behalf of the Class A Lenders, (vi) the respective successors and assigns of such parties, and (vii) the respective shareholders, subsidiaries, directors, members, officers, agents, employees and indemnitees of such parties as additional insureds.

For insurance coverage that includes AVN67B (or the substantive equivalent) the following should be identified in the insurance/reinsurance certificates.

Contract Parties:

Avolon Aerospace (Warehouse 1) Limited

Avolon Aerospace Leasing Limited

BNP Paribas SA

Credit Agricole Corporate and Investment Bank

Deutsche Bank AG, London Branch

KfW IPEX-Bank GmbH

Deutsche Bank Trust Company Americas

The Bank of New York Mellon

in each case, with its successor and assigns

Contracts:

1. Third Amended and Restated Credit Agreement dated as of May 6, 2013, among Avolon Aerospace (Warehouse 1) Limited, as borrower, Avolon Aerospace Leasing Limited, Deutsche Bank Trust Company Americas, as Administrative Agent and Primary Funding Agent; the other Funding Agents from time to time party thereto; BNP Paribas SA; Credit Agricole Corporate and Investment Bank; Deutsche Bank AG, London Branch; KfW IPEX-Bank GmbH; other persons from time to time party thereto as Class A Lenders; and The Bank of New York Mellon, as Collateral Agent and Account Bank (as amended, restated, supplemented and/or otherwise modified from time to time pursuant to the terms thereof).

2. Amended and Restated Security Trust and Guarantee Agreement dated as of May 6, 2013, among Avolon Aerospace (Warehouse 1) Limited, certain additional grantors identified therein, Deutsche Bank Trust Company Americas, as Administrative Agent, and The Bank of New York Mellon, as Collateral Agent and Account Bank (as amended, restated, supplemented and/or otherwise modified from time to time pursuant to the terms thereof).

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3 Servicing Agreement dated May 27, 2010, among Avolon Aerospace (Warehouse 1) Limited, Avolon Aerospace Leasing Limited, as Servicer, the aircraft owning entities and applicable intermediaries identified therein, and Deutsche Bank Trust Company Americas, as Administrative Agent (as amended, restated, supplemented and/or otherwise modified from time to time pursuant to the terms thereof).

4. Aircraft Mortgage dated             , 201     between [name of Lessor] and The Bank of New York Mellon, as Collateral Agent (as amended, restated, supplemented and/or otherwise modified from time to time pursuant to the terms thereof).

5. [Description of Lease Agreement] (as amended, restated, supplemented and/or otherwise modified from time to time pursuant to the terms thereof).

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